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                                                                   EXHIBIT 10.18



                                 STANDARD FORM
                         MULTI-TENANCY INDUSTRIAL LEASE
                                  (TRIPLE NET)

Landlord       Eastgroup Properties, a Maryland Real Estate Investment Trust,
               c/o Hewson Properties, Inc.,
Tenant         Anasazi, Inc., a Delaware Corporation

                          Dated as of January 31, 1997

                               TABLE OF CONTENTS

1. Defined Terms ....................................................................     1
2. Leased Premises ..................................................................     2
     (a) Property to be Leased ......................................................     2
     (b) Common Areas ...............................................................     2
     (c) Reserved Rights of Landlord ................................................     2
3. Completion of Premises ...........................................................     3
     (a) Plans ......................................................................     3
     (b) Scheduled Commencement Date ................................................     3
     (c) Remedy .....................................................................     3
     (d) Changes ....................................................................     3
     (e) Ready for Occupancy ........................................................     3
     (f) Construction Representative ................................................     4
     (g) Early Entry ................................................................     4
     (h) Quality of Construction ....................................................     4

4. Term .............................................................................     4
5. Rent .............................................................................     4
     (a) Fixed Rent .................................................................     4
     (c) Pro Rata Rent ..............................................................     5
     (d) Net Lease ..................................................................     5
     (e) Reimbursable Expenses ......................................................     5
6. Security .........................................................................     6
     (a) Security Deposit ...........................................................     6
7. Use ..............................................................................     7
     (a) General ....................................................................     7
     (b) Compliance with Law ........................................................     7
     (c) Existing Title and Condition of Premises ...................................     7
     (d) Signs ......................................................................     7
     (e) Governmental Regulation ....................................................     8
     (f) Security Devices ...........................................................     8
8. Maintenance and Repairs ..........................................................     8
     (a) Operating Expenses .........................................................     8
     (b) Tenant's Maintenance .......................................................     9
     (c) Landlord's Obligations to Repair ...........................................     9
     (d) Surrender ..................................................................     9
9. Utilities ........................................................................     9
10. Alterations and Additions .......................................................    10
     (a) Limitation .................................................................    10
     (b) Liens ......................................................................    10
     (c) Removal ....................................................................    10

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
11. Insurance .......................................................................    10
     (a) General Liability ..........................................................    10
     (b) Extended Coverage ..........................................................    10
     (c) Policies ...................................................................    11
     (d) Waiver of Subrogation ......................................................    11
     (e) Tenant's Contents ..........................................................    11
     (f) Workmen's Compensation .....................................................    12
12. Indemnity; Exemption of Landlord from Liability .................................    12
     (a) General ....................................................................    12
     (b) Tenant's Business ..........................................................    12
13. Damage or Destruction; Obligation to Rebuild ....................................    12
     (a) Landlord's Obligation to Rebuild ...........................................    12
     (b) Abatement of Rent ..........................................................    12
     (c) Option to Terminate ........................................................    12
     (d) Uninsured Casualties .......................................................    13
     (e) Tenant's Waiver ............................................................    13
14. Taxes ...........................................................................    13
     (a) Tenant's Share of Property Taxes ...........................................    13
     (b) Tenant's Personal Property .................................................    13
     (c) Rent Tax ...................................................................    14
15. Condemnation ....................................................................    14
     (a) Rent Reduction or Lease Termination ........................................    14
     (b) Award ......................................................................    14
16. Assignment and Subletting .......................................................    15
     (a) Consent ....................................................................    15
     (b) Tenant's Continuing Liability ..............................................    15
     (c) Information ................................................................    15
     (d) Excess Sublease Rental .....................................................    15
     (e) Release ....................................................................    15
     (f) Controlled Entity ..........................................................    16
     (g) Attorneys' Fees ............................................................    16
17. Defaults; Remedies ..............................................................    16
     (a) Defaults ...................................................................    16
     (b) Remedies ...................................................................    17
     (c) Late Charges ...............................................................    19
     (d) Payment or Performance by Landlord .........................................    19
18. Miscellaneous ...................................................................    19
     (a) Estoppel Certificate .......................................................    19
     (b) Landlord's Liability .......................................................    20
     (c) Construction ...............................................................    20
     (d) Interest on Past-Due Obligations ...........................................    20
     (e) Time of Essence ............................................................    20
     (f) Counterparts ...............................................................    20
     (g) Incorporation of Prior Agreements; Amendments ..............................    20
     (h) Notices ....................................................................    20
     (i) Waivers ....................................................................    20
     (j) Recording ..................................................................    21
     (k) Holding Over ...............................................................    21
     (l) Covenants and Conditions ...................................................    21
     (m) Binding Effect .............................................................    21
     (n) Subordination ..............................................................    21
     (o) Attorneys' Fee .............................................................    21
     (p) Landlord's Access ..........................................................    21
     (q) Auctions ...................................................................    21
     (r) Merger .....................................................................    22
     (s) Joint and Several Liability ................................................    22
     (t) Individual Liability .......................................................    22
     (u) Attornment .................................................................    22


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
     (v) Lenders Right to Cure ......................................................    22
     (w) Revisions to Lease .........................................................    22
     (x) Administrative Charge ......................................................    22
19. Toxic Materials .................................................................    23
     (a) Definitions ................................................................    23
     (b) Prohibition on Hazardous Materials .........................................    23
     (c) Exception to Prohibition ...................................................    24
     (d) Compliance with Environmental Laws .........................................    24
     (e) Environmental Notices ......................................................    24
     (f) Environmental Indemnity ....................................................    24
     (g) Remedial Work ..............................................................    25
     (h) Landlord's Option ..........................................................    25
     (i) Injunctive Relief ..........................................................    25
     (j) Self-Help ..................................................................    25
     (k) Other Tenants ..............................................................    25
     (l) Environmental Inspection ...................................................    25
     (m) Surrender of Premises-Environmental Considerations .........................    26



Exhibit A The Premises
Exhibit B Preliminary Plans
Exhibit D Hazardous Materials
Exhibit E Option to Extend Lease Term
Exhibit F First Right of Refusal
Exhibit G First Right of Refusal Floor Plan
Exhibit H Project


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         1. DEFINED TERMS. Each reference in this Lease to any of the following terms shall incorporate the data stated for that term. Other terms are as defined in the Lease.


(a)  LANDLORD AND LANDLORD'S            EastGroup Properties
     ADDRESS (SUBPARAGRAPH              c/o Hewson Properties, Inc.
     18(h)):                            4636 East University Drive
                                        Suite 265
                                        Phoenix, Arizona  85034

(b)  TENANT AND TENANT'S                ANASAZI, Inc., ATTN: STEVE GREENSPAN
     ADDRESS FOR NOTICES                7500 N. Dreamy Draw Drive, Suite 120
     (SUBPARAGRAPH 18(H)):              Phoenix, Arizona  85020-4668

                                        cc: Mr. Chuck Nixon
                                            CB Commercial
(c)  STREET ADDRESS OF PREMISES             2346 North Central, #100
     (PARAGRAPH 2):                         Phoenix, Arizona  85004

     See Page 1(a)
                                        --------------------------------------

(d)  APPROXIMATE SQUARE                 Approximately A-104 - 13,200 SF
     FOOTAGE OF PREMISES                      "       A-103 -  5,881 SF
     (PARAGRAPH 2)                            "       A-102 -  8,600 SF

(e)  PROJECT IN WHICH PREMISES          Metro Business Park Phase I
     ARE LOCATED                        which consists of three (3) buildings
     (PARAGRAPH 2)                      on Exhibit A

(f)  LANDLORD'S CONSTRUCTION            Cathleen R. Yeager
     REPRESENTATIVE (SUBPARAGRAPH
     3(f)):                              --------------------------------------

                                        --------------------------------------

(g)  TENANT'S CONSTRUCTION              Steve Greenspan
     REPRESENTATIVE (SUBPARAGRAPH
     3(f))                              --------------------------------------

                                        --------------------------------------

(h)  TERM (PARAGRAPH 4):                A104 - 2/15-97 -  3/31/00
                                        A102 - 4/01/97 -  3/31/00
                                        A103 - 4/01/97 - 11/30/01

(i)  SCHEDULE COMMENCEMENT              12:01 a.m. on
     DATE (PARAGRAPH 4):                A104 - February 15, 1997
                                        A102 & A103 - April 1, 1997

(j)  FIXED RENT (SUBPARAGRAPH
     5(a)):                             2/15/97 -  3/31/97 @  $ 5,105.99/NNN/  (A104)
                                        4/01/00 -  3/31/00 @  $18,000.00/NNN/ Month (All)
                                        4/01/00 - 11/30/01 @  $ 3,234.55/NNN/ Month (A103)

                                        --------------------------------------

                                        --------------------------------------

                                        --------------------------------------
                                                                             per month
                                        ------------------------------------

(k)  RENTAL PERIOD                      February 15, 1997 - November 30, 2001
     SUBPARAGRAPH 5(a)):
                                        --------------------------------------

(l)  SECURITY DEPOSIT                   $27,000.00
     PARAGRAPH 6(a)):
                                        --------------------------------------

                                        --------------------------------------



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1.(c) STREET ADDRESS OF PREMISES.       11048 N. 23rd Avenue
                                        Suites A102-A104
                                        Phoenix, AZ  85029




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                                      1(a)
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         (m)  PERMITTED USES (PARA-         Data Center, Call Center and
              GRAPH 7):                     -----------------------------------
                                            general office use.
                                            ------------------------------------

         (n) CLEANING DEPOSIT (SUB-         Waived
             PARAGRAPH 8(e)):               ------------------------------------

                                            ------------------------------------

         (o) TENANT'S SHARE OF              78.64%; provided, however, if any
             OPERATING EXPENSES             such Expenses or Taxes are not
             (PARAGRAPH 8), IN-             specifically identifiable as
             SURANCE EXPENSES (PARA-        attributable solely to the Building
             GRAPH 11) AND PROPERTY         and the real property immediately
             TAXES (PARAGRAPH 14):          adjacent to the Building but are
                                            attributable to the Project,
                                            Tenant's Share of such Expenses and
                                            Taxes shall be 27.57%

         (p) LIABILITY INSURANCE            $2,000,000.00
             (SUBPARAGRAPH 11(a)):          ------------------------------------

                                            ------------------------------------

         2. LEASED PREMISES. (a) PROPERTY TO BE LEASED. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, subject to the terms and conditions contained herein certain floor space (the "Premises") located in the building (the "Building") located (or to be constructed) on that certain real property located at the street address set forth in paragraph 1 hereof (the "Property"). The Building is located in Landlord's Project set forth in paragraph 1 above. The Premises, which are more particularly described on Exhibit A attached hereto and incorporated herein by this reference, shall be deemed to extend from the top surface of subfloor to the bottom surface of roof above but shall not include the common stairways, stairwells, hallways, accessways, and pipes, ducts, conduits, wires and appurtenant fixtures serving exclusively or in common other parts of the Building, and (if the Premises include less than the entire rentable area of any floor) shall not include the remainder of the Floor Common Area (as defined below). The Approximate Square Footage of the Premises is set forth in paragraph 1 above.

         (b) COMMON AREAS. Tenant shall have, as appurtenant to the Premises, rights to use in common, subject to reasonable rules from time to time made by Landlord of which Tenant is given notice:

                  (i) The common stairways and accessways, loading docks and platforms and any passageways thereto, and the common pipes, ducts, conduits, wires appurtenant equipment serving the Premises;

                  (ii) If the Premises include less than the entire rentable area of any floor, the common lobbies, hallways, toilets and other common facilities (the "Floor Common Area"); and

                  (iii) Common walkways, sidewalks, and driveways necessary for access to the Building; greenbelt areas; and except for parking spaces which may be reserved for persons other than Tenant, parking spaces or area from time to time maintained on the Project for use by tenants in and visitors to the Building and, to the extent from time to time arranged by Landlord, maintained on adjacent real property for such use.

         (c) RESERVED RIGHTS OF LANDLORD. Notwithstanding the foregoing, Landlord reserves the right from time to time, without unreasonable interference with Tenant's use:

                  (i) To install, use, maintain, repair and replace pipes, ducts, conduits, wires and appurtenant meters and equipment for service to other parts of the Building above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas, and to replace any pipes, ducts, conduits, wires and appurtenant meters and equipment included in the Premises which are so located or located elsewhere outside the Premises;


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                  (ii) To alter or relocate any other common facility; provided, however, that substitutions are substantially equivalent or better in quality; and

                  (iii) To alter the boundaries of the Property, grant easements on the Property and dedicate for public use portions thereof without Tenant's consent, provided that no such grant or dedication shall unreasonably interfere with Tenant's use of the Premises or otherwise cause Tenant to incur cost or expense.

         3. COMPLETION OF PREMISES. (a) PLANS. Landlord and Tenant have approved the preliminary plans and outline specifications (the "Preliminary Plans") identified in Exhibit B for the construction of improvements in and to the Premises. If necessary, Tenant shall cause to be prepared final plans and specifications (the "Final Plans") substantially in conformity with the Preliminary Plans, which need not include working detail drawings. The term "Plans" shall hereinafter mean the Preliminary Plans and, if and when prepared, the Final Plans. The Final Plans, if necessary, shall be delivered to Tenant as soon as reasonably possible from the date hereof, subject to any period of delay encountered by Tenant in such preparation as a result of requests by Landlord for changes in the Final Plans subsequent to the date hereof. Within ten (10) days after delivery of the Final Plans, Tenant shall set forth in writing, with particularity and precision, any corrections or changes necessary to bring the Final Plans into substantial conformity with the Preliminary Plans, except that Tenant may not object to any logical development or refinement of the Preliminary Plans. Failure to deliver to Landlord written notice of any such corrections or changes within said ten (10) day period shall constitute approval of the Final Plans by Tenant. Following such approval of the Final Plans, both parties shall endorse approval for filing purposes thereon, in duplicate, and thereafter changes may be made only in accordance with subparagraph (d) below.

         (b) SCHEDULED COMMENCEMENT DATE. Tenant, at its sole expense, shall proceed diligently with construction and completion of the Premises substantially in accordance with the Plans. Tenant shall complete the Premises and they shall be Ready for Occupancy (as defined below) by Tenant on approximately the Scheduled Commencement Date set forth in paragraph 1 above; provided, however, that such Scheduled Commencement Date shall be extended for a period of time equal to the period of any delay or delays encountered by Landlord affecting construction because of fire, earthquake, inclement weather, or other acts of God, acts of the public enemy, riot, insurrection, governmental regulations of the sales of materials or supplies or the transportation thereof, strikes or boycotts, shortages of material or labor, Tenant's early entry under the provisions of subparagraph (g) below, changes in the Plans pursuant to subparagraph (d) below, or any other cause beyond the control of Landlord.

         (d) CHANGES. Tenant shall have the right to request changes in the Plans, which request shall not be unreasonably denied, provided, however, that:
(i) such right shall not be exercised unreasonably, (ii) no such request shall affect any structural change in the Premises.

         (e) READY FOR OCCUPANCY. The Premises shall be deemed to be ready for occupancy ("Ready for Occupancy") when the architect or engineer in charge of the work of construction certifies: (i) that the work of construction has been substantially completed in accordance with the Plans; and (ii) the date of such completion. Tenant shall diligently complete, as soon as


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reasonably possible, any items work and adjustment not completed when the
Premises are Ready for Occupancy.

         (f) CONSTRUCTION REPRESENTATIVE. In connection with the original construction of the Premises each party shall be bound by its Construction Representative set forth in paragraph 1 above. A party may designate a substitute Construction Representative by giving written notice to the other party.

         (g) EARLY ENTRY. With the prior written consent of Landlord, Tenant may, at any time prior to the commencement of the Term, at its sole risk, enter upon and install such trade fixtures and equipment in the Premises as it may elect; provided, however, that (ii) Tenant shall execute an indemnity agreement in favor of Landlord in form and substance satisfactory to Landlord; (iii) Tenant shall pay for and provide evidence of insurance satisfactory to Landlord; and (iv) Tenant shall pay utility charges reasonably allocated to Tenant by Landlord. Tenant shall not use the Premises for the storage of inventory or otherwise commence the operation of business prior to the commencement of the operation of business prior to the commencement of the Term without the express prior written consent of Landlord.

         (h) QUALITY OF CONSTRUCTION. All work shall be done in a good and workmanlike manner and in compliance with all applicable laws and lawful ordinances, bylaws, regulations and orders of governmental authority and of the insurers of the Improvements. Landlord assumes no liability for special, consequential or incidental damages of any kind. There are no representations, warranties or guaranties, express or implied, including warranties of merchantability or use of the Premises, except as are expressly set forth herein. Tenant hereby waives the benefit of any rule that disclaimers of warranty shall be construed against Landlord.

         4. TERM. The Term of this Lease, which shall be for the period set forth in paragraph 1 above, shall commence on the first to occur of the following dates (the "Commencement Date") (it being agreed that if the Term of this Lease shall not commence within one (1) year of the Scheduled Commencement Date this Lease shall terminate and be of no further force and effect):

         (a) The date on which Suite A102 or A103 is ready for occupancy, or

         (b) The date on which Tenant actually commences to do business in Suites A102 or A103.

         5. RENT. (a) FIXED RENT. Tenant shall pay Landlord as fixed rent for the Premises a sum equal to the Fixed Rent set forth in paragraph 1 on or before the first day of each and every calendar month during the Term of this Lease, except that Fixed Rent for the first full calendar month of the Term shall be payable simultaneously with the execution of this Lease by Tenant.



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         4. Term. (d) The commencement date on Suite A104 will be no later than
            February 15, 1997.

                  (e) The commencement date on Suites A103 and A102 will be no later than twelve (12) weeks after both parties have executed the lease unless as extended pursuant to paragraph 3(b).


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                  (c) PRO RATA RENT. Rent for any period during the Term which is for less than one month shall be a pro rata portion of the Rental Period installment. Rent shall be payable, without deduction or offset, in lawful money of the United States to Landlord at the address stated herein or to such other persons or at such other places as Landlord may designate in writing.

                  (d) NET LEASE. This Lease is what is commonly called a "net lease", it being understood that Landlord shall receive the Rent set forth in this paragraph free and clear of any and all impositions, taxes, except income taxes, liens, charges or expenses of any nature whatsoever in connection with its ownership and leasing of the Premises. In addition to the Rent provided in this paragraph, Tenant shall pay all impositions, taxes, insurance premiums, operating charges, costs and expenses which arise or may be contemplated under any provisions of this Lease during the Term. All of such charges, costs and expenses shall constitute additional rent, and upon the failure of Tenant to pay any of such costs, charges or expenses, Landlord shall have the same rights and remedies as otherwise provided in this Lease for the failure of Tenant to pay Rent. It is the intention of the parties hereto that Tenant shall in no event be entitled to any abatement of or reduction in Rent or additional rent payable hereunder, except as expressly provided herein.

                  (e) REIMBURSABLE EXPENSES. The sums payable by Tenant for
            Operating Expenses, Insurance Expenses and Property, Taxes (hereinafter sometimes cumulatively referred to as the "Reimbursable Expenses") under subparagraphs 8(a), 11(b) and 14(a) of this Lease shall be paid in accordance with the following procedures:

                           (i) Landlord shall prepare an annual statement (the
                  "Annual Statement") setting forth the sum of the Reimbursable Expenses for the calendar year ending on the prior December 31 and Tenant's Share thereof and setting forth the estimated Reimbursable Expenses that will be incurred by Landlord during the current calendar year ending on the next following December 31 and Tenant's Share thereof.

                           (ii) Landlord shall endeavor to give to Tenant such
                  Annual Statement on or before March 1 of each calendar year throughout the Term of the Lease, but Landlord's failure to provide Tenant with an Annual Statement by said date shall not constitute a


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                  2.(b) (iv)
                  Landlord shall provide, throughout the initial term and any renewal option periods, employee and visitor parking in the building area for one hundred (100) cars. All one hundred
                  (100) stalls shall be reserved and free for the initial term and any renewal option periods. Parking will be uncovered and the number of stalls will be reduced in proportion with their leased square footage.


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                  waiver by Landlord of its right to require payment by Tenant of Tenant's Share of estimated Reimbursable Expenses or actual Reimbursable Expenses.

                           (iii) Tenant's Share of estimated Reimbursable
                  Expenses for the calendar year in which the Annual Statement is received shall be divided by twelve (12) and one such installment shall be paid concurrently with each rental payment thereafter until receipt by Tenant of the next Annual Statement. In addition, Tenant shall pay in full concurrently with the first monthly rent payment due following receipt of the Annual Statement an amount equal to the excess of the monthly installment required to be paid under the most current Annual Statement over the monthly installment made under the preceding Annual Statement (or the amount specified in subparagraph (v) below, as applicable) multiplied by the number of months from January through the month in which the Annual Statement is received by Tenant.

                           (iv) If Tenant's Share of actual Reimbursable
                  Expenses for the past calendar year as shown on the Annual Statement is greater than the payments made by Tenant for that calendar year, then concurrently with the first monthly rent payment due following receipt by Tenant of the Annual Statement, Tenant shall pay in full an amount equal to such excess. If Tenant's Share of actual Reimbursable Expenses for the past calendar year as shown on the Annual Statement is less than the payments made by Tenant for that calendar year, the amount of such overpayment shall be credited against the next monthly rent payment(s) falling due.

                           (vi) Even though the Term has expired and the Tenant
                  has vacated the Premises when the final determination is made of Tenant's Share for the calendar year in which the Lease expires, Tenant shall immediately pay the excess of Tenant's Share for the portion of such year in which Tenant was in occupancy over the estimated payments made by Tenant for that calendar year and, conversely, any overpayment made shall be immediately rebated by Landlord to Tenant.

                           (vii) An administrative charge equal to five percent
                  (5%) of the Reimbursable Expenses shall be added to each installment payment due under this subparagraph (e) (including the estimated payments and any reconciliation payment), which administrative charge shall be reflected in the Annual Statement, shall be payable in addition to the Reimbursable Expenses and shall be intended to compensate Landlord for supervision, administrative and clerical costs.


                           (viii) Each Annual Statement shall be prepared in
                  accordance with GAAP and each determination and Annual Statement, certified by Landlord, shall be final and conclusive on both parties, including any determination made by Landlord of the appropriate estimated payment during the period prior to issuance of the first Annual Statement to Tenant.

                  6. SECURITY. (a) SECURITY DEPOSIT. Tenant shall deposit with Landlord upon execution hereof the Security Deposit set forth in paragraph 1 above as security for Tenant's faithful performance of Tenant's obligations hereunder. If Tenant fails to pay Rent or any other charges payable by Tenant hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may at its option use, apply or retain all or any portion of the Security Deposit (i) to remedy Tenant's defaults in the payment of Rent or any other sums payable by Tenant pursuant to the terms hereof, (ii) to repair any damage to the Premises, (iii) to clean and otherwise maintain the Premises, or (iv) to compensate Landlord for any other loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of the


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         5.e(ix)

         Tenant may audit the Landlord records pertaining to Tenant only. The audit will take place at the Hewson Properties, Inc., headquarters with time given to the Landlord to pull records out of storage. Tenant may have up to nine months after receipt of actual expense reconciliation for the prior year to audit Landlord's records.

         If audit reveals ten percent (10%) or over miscalculation, then Landlord will pay for the audit.


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            Security Deposit, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the full amount hereinabove stated and Tenant's failure to do so shall be a breach of and a default under this Lease. Landlord shall not be required to keep the Security Deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, the Security Deposit, or so much thereof as has not theretofore been applied by Landlord, shall be returned, without payment of interest or other increment for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) at the expiration of the Term hereof, after Tenant has vacated the Premises.

                  7. USE. (a) GENERAL. The Premises shall be used and occupied only for the Permitted Uses set forth in paragraph 1 above and for no other purpose.

                  (b) COMPLIANCE WITH LAW. Tenant shall, at Tenant's sole cost and expense, comply with all present and future laws, ordinances, orders, declarations of covenants and restrictions, rules, regulations and requirements of all federal, stare and municipal governments, courts, departments, or any other body exercising functions similar to those of any of the foregoing, foreseen or unforeseen, ordinary as well as extraordinary; which may be applicable to the Premises, the Building, and the Property or to the use or manner of use of the Premises. Tenant shall obtain any required certificate of occupancy with respect to its use of the Premises, the Building and the Property within thirty (30) days from the Commencement Date and shall deliver a copy thereof to Landlord within such thirty (30) day period; provided, however, Landlord shall obtain any certificate of occupancy required for the shell of the Building and any improvements to the Premises to be made by Landlord pursuant to paragraph 3 above. Tenant shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance.

                  (c) EXISTING TITLE AND CONDITION OF PREMISES. Tenant hereby accepts the Premises in their condition existing as of the Commencement Date and also accepts the Premises and this Lease subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, subject to all covenants, conditions and restrictions affecting the Property, Project or Premises and subject to all liens, claims and encumbrances currently existing against the Premises or any part thereof, including all matters disclosed by any of the foregoing or by any exhibits attached hereto. Landlord, in accordance with (and except as otherwise provided in) subparagraph 8(c) below, shall be responsible for causing the roof and bearing walls of the Premises to be in good condition and repair at the Commencement Date and shall also cause the heating, ventilating and air conditioning system, the plumbing system and the electrical system to be in good operating condition as of the Commencement Date. All such systems shall be deemed in the condition required at the Commencement Date unless Tenant gives Landlord written notice of any defects in such systems on or before thirty (30) days after the Commencement Date. Except for any representation or warranty which may be specifically set forth in this Lease, Tenant acknowledges that neither Landlord nor Landlord's agents have made any representations or warranties as to the Premises, including without limitation, any representation or warranty as to condition or fitness of the Building or the suitability of the Building for the conduct of Tenant's business.

                  (d) SIGNS. Tenant shall not erect or install on any exterior or interior window, any door, or any exterior wall any signs, advertising media, placards, trademarks, drapes, screens, tinting materials, shades, blinds or similar items, without first securing Landlord's written permission. Landlord's permission will not be unreasonably withheld. All signs shall comply with all applicable governmental requirements, shall conform


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            to the design, motif and decor of the Property and shall be in good taste, as determined in Landlord's reasonable discretion. Landlord may also establish such sign criteria as Landlord deems appropriate for the Property and Tenant shall cause all signs which are located on the Premises and are visible from outside the Premises to conform to such sign criteria. Tenant shall properly maintain all approved signs. Upon expiration of the Lease, Tenant promptly shall remove all signs placed in and around the Premises by Tenant and shall repair any damage to the Premises, Building or other portions of the Project caused by the removal of such signs.

                  (e) GOVERNMENTAL REGULATION. In addition to the general
            obligation of Tenant to comply with laws and without limitation thereof, Landlord shall not be liable to Tenant nor shall this Lease be affected if any parking privileges appurtenant to the Premises, the Building and the Property are impaired by reason of any moratorium, initiative, referendum, statute, regulation, or other governmental decree or action which could in any manner prevent or limit the parking rights of Tenant hereunder. See Page 8A. Any governmental charges or surcharges or other monetary obligations imposed relative to parking rights with respect to the Premises, the Building and the Property shall be considered as Property Taxes and shall be payable by Tenant under the provisions of paragraph 14 hereof.

                  (f) SECURITY DEVICES. Tenant may not install any alarm boxes, foil protection tape or other security equipment on the Premises without Landlord's prior written consent. Landlord's permission will not be unreasonably withheld.

                  8. MAINTENANCE AND REPAIRS. (a) OPERATING EXPENSES. As
            additional rent during the Term, Tenant shall pay to Landlord an amount equal to the product obtained by multiplying (i) Tenant's Share of Operating Expenses (as set forth in paragraph 1 above) by
            (ii) the amount which Landlord expends for Operating Expenses for the Term hereof. "Operating Expenses" shall include all reasonable and necessary expenses actually incurred by Landlord for the operation, cleaning, maintenance (including but not limited to preventive maintenance), repair and property management of the Building and the Property and, if applicable, the Project, including, without limitation, the roof and walls (other than for the structural repair of such roof and walls), utility systems and related equipment serving all of the Building or the Project and all walks, driveways, parking areas, loading areas, lawns and landscaping. Among the items included in Operating Expenses under the foregoing definition are expenses for utilities furnished to the common areas of the Building and Property and fees and charges paid to the property manager for the Building; provided, however, the amount of the property manager's fee included in Operating Expenses of the Building for any calendar year shall not exceed an amount equal to five percent (5%) of the gross receipts received by Landlord from the Building for such calendar year. If Landlord determines that a utility system and related equipment or portion thereof serves one or more tenant suites in addition to the Premises but less than all of the tenant suites in the Building or the Project, the system and equipment or portion thereof, as applicable, which serves the Premises and such additional suites, to the extent the operation, cleaning, maintenance, repair and/or replacement thereof is not the responsibility of the applicable utility company, shall be deemed a part of the Building and the Project for the purposes of this subparagraph 8(a), except that the amount of the reimbursement by Tenant to Landlord for such items shall be separately stated and shall be determined by multiplying the reasonable and necessary expenses incurred by Landlord for such items by the percentage which the Premises is of the total space leased or available for lease which is served by such systems and equipment or portion thereof instead of by the Tenant's Share of Operating Expenses as set forth in paragraph 1. Sums payable by Tenant pursuant to this subparagraph shall be paid in accordance with the provisions of subparagraph 5(e) above. Landlord may enter upon the Premises to the extent necessary or appropriate to do any work described in this subparagraph 8(a), Landlord shall not be liable for any inconvenience, annoyance, disturbance, loss of business or other damage of Tenant by reason of performing any such work or on account of bringing materials, tools, supplies or equipment into or through the Premises during the course thereof, and the obligations of Tenant under this Lease shall nor be affected thereby.

                           Capital Expenditures will be amortized over the life of the item. ADA costs will not be included in Operating Expenses.



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            8. operating expenses will not exceed more than a five percent (5%)
            increase on controllable expenses. (Excluding property taxes and insurance) per year. The first year's expenses will be the actual expenses incurred in 1997.

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                                      8(a)

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                  (b) TENANT'S MAINTENANCE. Tenant shall, at Tenant's sole cost and expense, keep and maintain the Premises, subfloors and floor coverings in good repair and in a clean and safe condition, casualties covered by insurance coverage excepted to the extent of proceeds received by Landlord. Tenant's obligations shall include the cleaning, operation, maintenance, repair and replacement of all utility systems and related equipment and portions thereof located within the Premises except to the extent Landlord performs such cleaning, operation, maintenance, repair and/or replacement under subparagraph 8(a) above because all or portions of the system and equipment serve more than one tenant suite. Tenant shall, at Tenant's own expense, immediately replace all interior, exterior or other glass in or about the Premises that may be broken during the Term with glass at least equal to the specification and quality of the glass so replaced. If Tenant fails to perform Tenant's obligations under this subparagraph, Landlord may at its option enter upon the Premises after ten (10) days prior written notice to Tenant and put the same in good order, condition and repair, and the cost thereof together with interest thereon at the rate of eighteen percent (18%) per annum shall become due and payable as additional rental to Landlord together with Tenant's next monthly Rent payment. Nothing herein shall imply any duty upon the part of Landlord to do any such work and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Landlord may, during the progress of any such work in or on the Premises, keep and store therein all necessary materials, tools, supplies and equipment. Landlord shall not be liable for the inconvenience, annoyance, disturbance, loss of business or other damage of Tenant by reason of making such repairs or the performance of any such work, or on account of bringing materials, tools, supplies or equipment into or through the Premises during the course thereof, and the obligations of Tenant under this Lease shall not be affected thereby.

                  (c) LANDLORD'S OBLIGATIONS TO REPAIR. Landlord shall, at its expense, after written notice from Tenant, repair in a prompt and diligent manner any damage to structural portions of the roof and bearing walls of the Premises; provided, however, that if such damage is caused by an act or omission of Tenant or Tenant's agents, invitees, employees or contractors, then such repairs shall be at Tenant's expense, payable to Landlord pursuant to this paragraph. There shall be no abatement of Rent during the performance of such work. Landlord shall not be liable to Tenant for injury or damage that may result from any defect in the construction or conditions of the Premises and Tenant shall seek recovery for such injury or damage solely from Tenant's insurance and/or any other persons or entities which may be liable to Tenant. Tenant waives any right to make repairs at the expense of Landlord under any law, statute or ordinance now or hereafter in effect unless Tenant has given Landlord written notice of the need for such repairs, such repairs are the obligation of Landlord under this Lease and Landlord has failed to make the needed repairs or started the process of repairing within ten (10) business days from the receipt of such notice.

                  (d) SURRENDER. On the last day of the Term, or on any sooner termination of this Lease, Tenant shall surrender the Premises to Landlord in the same condition as when received, broom clean, ordinary wear and tear alone excepted. Tenant shall repair any damage to the Premises, the Building and the Project occasioned by the removal of Tenant's alterations and improvements (including, without limitation, its trade fixtures, furnishings and equipment), which repair shall include, without limitation, the patching and filling of holes and repair of structural damage.

                  9. UTILITIES. Tenant shall pay for water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion to be determined by Landlord of all charges jointly metered with other premises, and Landlord's determination thereof, in good faith, shall be conclusive. Landlord reserves the right to grant easements on the Premises, and to dedicate for public use portions thereof, without Tenant's



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         8.(b) TENANT'S MAINTENANCE. The cost of new HVAC units will be paid for by the Landlord and passed through to the Tenant over the life of the item as part of operating expenses.


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                                      9(a)
consent provided that no such grant or dedication shall interfere with Tenant's use of the Premises or otherwise cause Tenant to incur cost or expense. From time to time upon Landlord's demand, Tenant shall execute, acknowledge and deliver to Landlord, in accordance with Landlord's instructions, any and all documents or instruments necessary to effect Tenant's covenants herein.

         10. ALTERATIONS AND ADDITIONS. (a) LIMITATION. Tenant shall not, without Landlord's prior written consent, which permission shall not be unreasonably withheld, make any alterations, improvements, additions, or utility installations (which term "utility installations" shall include ducting, power panels, fluorescent fixtures, space heaters, conduits and wiring) in, on or about the Premises, except for interior nonstructural alterations to the Premises costing less than Ten Thousand Dollars ($10,000) in the aggregate over any one (1) year period. As a condition to giving such consent, Landlord may require that Tenant agree to (i) remove any such alterations, improvements, additions or utility installations at the expiration of the Term and restore the Premises to their prior condition or, in the alternative, (ii) require that such alterations, improvements, additions or utility installations shall become the property of Landlord and shall be left by Tenant upon the expiration of the Term. As a further condition to giving such consent, Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, lien and completion bonds in an amount equal to one hundred five percent (105%) of the estimated cost of such improvements to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work.

         (b) LIENS. Tenant shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at or for use on or in connection with the Premises, which claims are or may be secured by any mechanics' or materialmens' lien against the Premises or any interest therein. Tenant shall give Landlord not less than ten (10) days notice prior to the commencement of any work on the Premises, and Landlord shall have the right to post notices of non-responsibility in or on the Premises as provided by law.

         (c) REMOVAL. Unless Landlord requires their removal as set forth in subparagraph (a) above or otherwise consents to such removal, all alterations, improvements, additions and utility installations which may be made on or to the Premises shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the Term. Notwithstanding the provisions of this subparagraph (c), Tenant's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Tenant and may be removed by Tenant subject to provisions of paragraph 8(d) above.

         11. INSURANCE. (a) GENERAL LIABILITY. Tenant at its sole cost and expense shall maintain commercial general liability insurance ("Liability Insurance") on an "occurrence basis" against claims for "personal injury," including without limitation, bodily injury, death or property damage, occurring upon, in or about the Premises, the Building and the Property, such insurance to afford immediate minimum protection, at the time of the inception of this Lease, and at all times during the Term, to a limit of not less than Two Million Dollars ($2,000,000) with respect to personal injury or death to any one or more persons or to damage to property. Such insurance shall designate, and be for the benefit of, Tenant as the named insured and Landlord as an additional named insured. Such insurance shall also include coverage against liability for bodily injury or property damage arising out of the use, by or on behalf of Tenant, or any other person or organization, of an owned, non-owned, leased or hired automotive equipment in the conduct of any and all operations called for under this Lease. The limits of said insurance shall not, however, limit the liability of Tenant hereunder.

         (b) EXTENDED COVERAGE. During the Term, Landlord shall procure and maintain in full force and effect with respect to the Building, a policy or policies of fire insurance with extended coverage endorsement attached, including vandalism and malicious mischief coverage, and any other endorsements (such as earthquake coverage) which Landlord may elect to obtain or which may be required by the holder of any fee or leasehold mortgage, which insurance coverage may be in an amount up to one hundred percent (100%) of the full insurance replacement value (replacement cost new, including debris removal and demolition thereof.

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         10. ALTERATIONS AND ADDITIONS. A response from the Landlord will be given to Tenant within ten (10) business days from Tenant's written request. Landlord will let the Tenant know at the time of approval if the alteration or addition needs to be removed or restored at the time of such approval. If not stated at that time then the Tenant will be under no obligation to remove or restore the alteration or addition.












                                     10.(a)


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Landlord shall further obtain rental abatement insurance against abatement or loss of Rent in case of fire or other casualty, in an amount at lease equal to the amount of the Rent payable by Tenant during one (1) year next ensuing as reasonably determined by Landlord. Tenant shall pay to Landlord, in accordance with provisions of subparagraph 5(e) above, an amount equal to Tenant's Share of Insurance Expenses multiplied by the premium or premiums on insurance maintained by Landlord pursuant to this subparagraph ("Insurance Expenses"), with appropriate proration at the beginning and end of the Term.

         (c) POLICIES. Insurance required hereunder shall be by companies rated A/X or better in "Best's Insurance Guide" licensed to do business in the state in which the Premises are located and acceptable to Landlord and the holder of any mortgage or deed of trust on the Premises or any part or portion thereof. Tenant shall deliver to Landlord copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days written notice to Landlord. Tenant shall, within ten (10) days of the expiration of such policies, furnished Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant upon demand. Each such policy or certificate therefor issued by the insurer shall to the extent obtainable contain (i) a provision that no act or omission of Tenant which would otherwise result in forfeiture or reduction of the insurance therein provided shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained and (ii) an agreement by the insurer that such policy shall not be cancelled without at least thirty (30) days prior written notice by registered mail to Landlord. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies referred to herein. If Tenant shall fail to produce and maintain any insurance required to be maintained by it by virtue of any provision of this paragraph, Landlord may, but shall not be required to, procure and maintain the same, but at the expense of Tenant.

         (d) WAIVER OF SUBROGATION. Landlord and Tenant each hereby waive any and all rights of recovery against the other, or against the partners, officers, employees, agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of the other under its control to the extent that such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. Tenant shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in the Lease.

         (e) TENANT'S CONTENTS. Tenant shall assume the risk of damage to any fixtures, goods, inventory, merchandise, equipment, furniture and leasehold improvements which remain the property of Tenant or as to which Tenant retains the right of removal from the Premises, and Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom relative to such damage. Tenant shall maintain the following insurance coverage with respect to such items during the Term:

                 (i) Against fire, extended coverage, and vandalism and malicious mischief perils in an amount not less than ninety percent (90%) of the full replacement cost thereof;

                 (ii) Broad form boiler and machinery insurance on a blanket repair and replacement basis with limits per accident not less than the replacement cost of all leasehold improvements and of all boilers, pressure vessels, air conditioning equipment, miscellaneous electrical apparatus and all other insurable objects owned or operated by the Tenant or by others (other than Landlord) on behalf of Tenant in the Premises, or relating to or serving the Premises; and;

                 (iii) Business interruption insurance in such an amount as will reimburse Tenant for direct or indirect loss of earnings attributable to all such perils insured against in subparagraphs 11(e)(i) and (ii) hereinabove.



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

         (f) WORKMEN'S COMPENSATION. Tenant shall, at its own cost and expense, keep and maintain in full force and effect during the Term, a policy or policies of workmen's compensation insurance covering all Tenant's employees working in the Premises, and shall furnish Landlord with certificates thereof.

         12. INDEMNITY; EXEMPTION OF LANDLORD FROM LIABILITY. (a) GENERAL. In addition to any other obligations of Tenant hereunder, including the obligations of Tenant, to provide insurance, Tenant shall indemnify and hold Landlord harmless for, from and against any and all claims arising from Tenant's use of the Premises, or from the conduct of Tenant's business or from any activity, work or things done, permitted or suffered by Tenant in or about the Premises or elsewhere and shall further indemnify and hold Landlord harmless for, from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any negligence of Tenant, or any of Tenant's agents, contractors, or employees, and for, from and against all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel satisfactory to Landlord; provided, however, the foregoing indemnity shall not apply to claims made as a result of the gross negligence or intentional misconduct of Landlord. Tenant, as a material part of the consideration to Landlord for Landlord's execution of this Lease, also hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises arising from any cause whatsoever; hereby waives all claims in respect thereof against Landlord unless caused by Landlord's gross negligence and agrees that all claims with respect thereto shall be made solely against any insurance carried by Tenant and/or against any other persons or entities which may be liable for such claims, unless caused by Landlords gross
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         (b) TENANT'S BUSINESS. In addition to any other obligation of Tenant hereunder, including any obligation of Tenant to provide insurance, Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers, or any other person in or about the Premises, nor shall Landlord be liable for injury to the person of Tenant or Tenant's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause whatsoever, resulting from conditions arising upon the Premises, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing, the same is inaccessible to Tenant unless caused by Landlord's gross negligence. Instead, Tenant shall seek recovery for any such injury, loss or damage solely from any insurance carried by Tenant and/or from any other persons or entities which may be liable to Tenant for such injury, loss or damage.

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         13. DAMAGE OR DESTRUCTION; OBLIGATION TO REBUILD. (a) LANDLORD'S
OBLIGATION TO REBUILD. If the Premises are damaged or destroyed during the Term, Landlord shall, except as hereinafter provided, diligently repair or rebuild them to substantially the condition in which they existed immediately prior to such damage or destruction; provided that any damage which is estimated in good faith by Landlord to be under Two Thousand Five Hundred Dollars ($2,500.00) shall be repaired by Tenant, and Landlord shall reimburse Tenant upon demand for expenses incurred in such repair work to the extent of any proceeds received by Landlord from extended coverage insurance maintained pursuant to paragraph 11 above.

         (b) ABATEMENT OF RENT. Rent due and payable hereunder shall be abated, but only to the extent of any proceeds received by Landlord from rental abatement insurance maintained pursuant to paragraph 11 above, during the period commencing with such damage or destruction and ending with a substantial completion by Landlord of the work of repair or reconstruction which Landlord is obligated or undertakes to do.

         (c) OPTION TO TERMINATE. If the Building or the Premises are damaged or destroyed to the extent that Landlord determines that the same cannot, with reasonable diligence, be fully repaired or restored by Landlord within one hundred eighty (180) days after the date of the

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12. INDEMNITY: EXEMPTION OF TENANT FROM LIABILITY. (a) GENERAL. In addition to any other obligations of Landlord hereunder, Landlord shall indemnify and hold Tenant harmless for, from and against any and all claims arising from Landlord's use of the Premises, or from the conduct of Landlord's business or from any activity, work or things done, permitted or suffered by Landlord in or about the Premises and all claims arising from any breach or default in the performance of any obligation on Landlord's part to be performed under the terms of this Lease, unless caused by Tenant's gross negligence.



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damage or destruction, the sole right of both Landlord and Tenant shall be the option to terminate this Lease as hereinafter provided; provided, however, Tenant shall not have the right to terminate this Lease unless Landlord reasonably determines that the Premises cannot be so repaired or restored within such one hundred eighty (180) day period of time. Landlord shall determine whether the Building and, if applicable, the Premises can be fully repaired or restored within the one hundred eighty (180) day period, and Landlord's determination shall be conclusive on Tenant. Landlord shall notify Tenant of its determination, in writing, within thirty (30) days after the date of the damage or destruction. If Landlord determines that the Building, including the Premises, can be fully repaired or restored within the one hundred eighty (180) day period, or if it is determined that such repair or restoration cannot be made within said period but no party having the right to do so elects to terminate within thirty (30) days from the date of said determination, this Lease shall remain in full force and effect and Landlord shall diligently repair and restore the damage as soon as reasonably possible.

         (d) UNINSURED CASUALTIES. Notwithstanding anything contained herein to the contrary, in the event of damage to or destruction of all or any portion of the Building which is not fully covered (except for deductible amounts) by the insurance proceeds received by Landlord under the insurance policies required to be maintained pursuant to paragraph eleven (11) above or in the event that any portion of such insurance proceeds must be paid over to or are retained by the holder of any mortgage or deed of trust on the Property or Premises, Landlord may terminate this Lease by written notice to Tenant, given within thirty (30) days after the date of notice to Landlord that said damage or destruction is not so covered or that the proceeds are not available for repair of the damage or destruction. If Landlord does not elect to terminate this Lease, the Lease shall remain in full force and effect and the Building shall be repaired and rebuilt in accordance with the provisions for repair set forth in paragraph 8 above.

         (e) TENANT'S WAIVER. With respect to any destruction which Landlord is obligated to repair or may elect to repair under the terms of this paragraph, Tenant hereby waives all right to terminate this Lease pursuant to rights otherwise presently or hereafter accorded by the provisions of Arizona Revised Statutes Section 33-343 or other applicable laws to tenants, except as expressly otherwise provided herein.

         14. TAXES. (a) TENANT'S SHARE OF PROPERTY TAXES. Tenant shall pay to Landlord Tenant's Share of Property Taxes (as set forth in paragraph 1 hereof) multiplied by the sum of the following: all real estate taxes and all other taxes relating to the Premises, the Building and the Property, all other taxes which may be levied in lieu of real estate taxes, assessments, and other governmental charges, or levies, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind and nature for public improvements, services or benefits (collectively, "Property Taxes"), which are assessed, levied, confirmed, imposed or become a lien upon the Premises, the Building or the Property, or become payable during the Term; provided, however that:

                  (i) any Property Taxes shall be prorated between Landlord and Tenant so that Tenant shall pay only that proportion thereof which the part of such period within the Term bears to the entire period; and

                  (ii) any such sum payable by Tenant, which would not otherwise be due until after the date of the termination of this Lease, shall be paid by Tenant to Landlord upon such termination.

Any sum payable by Tenant pursuant to this subparagraph for any period during the Term shall be paid by Tenant in accordance with the provisions of subparagraph 5(e) above.

         (b) TENANT'S PERSONAL PROPERTY. Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained on the Premises or elsewhere. Tenant shall cause such trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the Premises, the Building and the Property.


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         (c) RENT TAX. Tenant shall pay to Landlord a sum equal to the amount which Landlord is required to pay or collect by reason of any privilege tax, sales tax, gross proceeds tax, rent tax, or like tax levied, assessed or imposed by any governmental authority or subdivision thereof, upon or measured by any Rent, Reimbursable Expense, or other charges or sums required to be paid or improvements to be made by Tenant under this Lease. Such sum shall be paid simultaneously with the payment by Tenant to Landlord of the Fixed Rent or other charge to which such tax is attributable or, in the case of a tax not attributable to Fixed Rent or other charges, at such time as Landlord shall demand payment thereof. Nothing contained in this Lease shall require Tenant to pay any franchise, corporate, estate, inheritance, succession, or transfer tax of Landlord or any tax upon the net income of Landlord.

         15. CONDEMNATION. (a) RENT REDUCTION OR LEASE TERMINATION. If the Premises or any portion thereof is taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs (the "Condemnation Date") and the Rent shall be reduced (as of the Condemnation Date) as provided below. If (i) more than ten percent (10%) of the Premises is taken by condemnation and (ii) if the balance of the Premises remaining after such condemnation is not reasonably suitable for the use to which the Premises were being put immediately prior to the condemnation, Landlord or Tenant may, at either's option, to be exercised in writing only within thirty (30) days after Landlord shall have given Tenant written) notice of such taking (or in the absence of such notice, within thirty (30) days of the Condemnation Date) terminate this Lease as of the Condemnation Date. If neither Landlord nor Tenant terminates this Lease in accordance with the foregoing, or in the event that that portion of the Premises taken by condemnation is not sufficiently large so as to give rise to the right to terminate this Lease as above provided, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Fixed Rent shall be reduced (as of the Condemnation Date) in the proportion that the area taken by condemnation bears to the total area of the Premises.

         (b) AWARD. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Tenant shall be entitled to any award specifically attributed by the condemning authority to loss or damage to Tenant's trade fixtures and removable personal property or to Tenant's relocation costs. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall, to the extent of severance damages received by Landlord in connection with such condemnation and not paid to or retained by the holder of any mortgage or deed of trust on the Property or the Premises, repair any damage to the Premises caused by such condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority (in which event such reimbursement to Tenant shall also be applied to such repair).


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         16. ASSIGNMENT AND SUBLETTING. (a) CONSENT. Tenant shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises without Landlord's prior written consent, which consent Landlord shall not unreasonably withhold. Landlord may, however, withhold its consent to such assignment, transfer, mortgage, subletting or other transfer or encumbrance pursuant to the preceding sentence for substantive reasons including, without limitation, the financial condition of the proposed assignee or transferee. Any attempted assignment, transfer, mortgage, subletting or encumbrance without such consent shall be void and shall constitute a breach of this Lease. The consent of Landlord to any one assignment, transfer, mortgage, subletting, or encumbrance shall not be deemed to be a consent to any subsequent assignment, transfer, mortgage, subletting, or encumbrance. Tenant to provide 30 day notice prior to transfer of more than 50% of the stock or ownership in tenant, or merger or consolidation along with adequate financial information to inform Landlord.

         (b) TENANTS CONTINUING LIABILITY. Regardless of Landlord's consent, no subletting or assignment shall alter the primary liability of Tenant to pay the Rent or release Tenant of Tenant's obligation to perform all other obligations to be performed by Tenant hereunder unless Landlord's written consent shall so specifically provide, and Landlord under no circumstances shall be obligated to release Tenant from any such liability. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof.

         (c) INFORMATION. In connection with any proposed assignment or sublease, Tenant shall submit to Landlord in writing:

                  (i) The name of the proposed assignee or sublessee;

                  (ii) Such information as to the financial responsibility and standing of said assignee or sublessee as Landlord may reasonably require; and

                  (iii) All of the terms and conditions upon which the proposed assignment or subletting is to be made.

         (d) EXCESS SUBLEASE RENTAL. If for any sublease or assignment, Tenant receives rent or other consideration, either directly or indirectly (by performance of Tenant's obligations or otherwise) and either initially or over the Term of the sublease or assignment, in excess of the Fixed Rent, Adjustments and additional rent called for hereunder, or in the case of the sublease or assignment of a portion of the Premises, in excess of such Fixed Rent, Adjustments and additional rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for hereunder are appropriately taken into account, Tenant shall pay to Landlord, at the same time as Fixed Rent is due hereunder, one-half (1/2) of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt.

         (e) RELEASE. Whenever Landlord conveys its interest in the Premises, Landlord shall be automatically released from the further performance of covenants on the part of Landlord herein contained, and from any and all further liability, obligations, costs and expenses, demands, causes of action, claims or judgments arising from or growing out of, or connected with this Lease after the effective date of said release. The effective date of said release shall be the date the assignee executes an assumption of such an assignment whereby the assignee expressly agrees to assume all of Landlord's obligations, duties, responsibilities and liabilities with respect to this Lease. If requested, Tenant shall execute a form of release and such other documentation as may be required to effect the provisions of this paragraph.



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If Tenant subleases, assigns or conveys their interest in the Lease, and the new entity gives the Landlord a security deposit, then Landlord will return the security deposit to Tenant minus monies owed or damages to the suite.

If building changes ownership and current Landlord shall either refund the Tenant's security deposit to Tenant or transfer security deposit to new owner as part of escrow.

16. ASSIGNMENT AND SUBLETTING. (a) CONSENT. A response from Landlord will be within fifteen (15) days from Tenant's written request.



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         (f) CONTROLLED ENTITY. Notwithstanding the provisions of this paragraph
16, Tenant may assign or sublet the Premises, or any portion thereof, without Landlord's consent, after written notice to Landlord, to any entity which controls, is controlled by, or is under common ownership with Tenant, or to any entity resulting from the merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant as a going concern of the business that is being conducted on the Premises, provided that said assignee assumes, in full, the obligations of Tenant under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Tenant under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Tenant, the consent of whom shall not be necessary for such change or alteration.

         (g) ATTORNEYS' FEES. In the event that Landlord shall consent to a sublease or assignment under subparagraph (a) above, Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection with the giving of such consent and review of the information submitted by Tenant.

         17. DEFAULTS; REMEDIES. (a) DEFAULTS. The occurrence of any one or more of the following events shall constitute a material default and material breach of this Lease by Tenant:

         (ii) The failure by Tenant to make any payment of Rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of ten (10) days after written notice thereof from Landlord to Tenant;

         (iii) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than those described in subparagraph (ii) above, where such failure shall continue for a period of ten (10) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that it is capable of being cured but more than ten (10) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within such ten (10) day period and thereafter diligently prosecutes such cure to completion; or

         (iv) The making by Tenant of any general assignment for the benefit of creditors, the filing by or against Tenant of a petition for order of relief in bankruptcy for the purpose of bankruptcy liquidation or reorganization under any law relating to bankruptcy whether now existing or hereafter enacted (including, without limitation, any petition filed by or against Tenant under any one or more of the following Chapters of the Bankruptcy Reform Act of 1978, 11 U.S.C. Sections 101-1330 ("Bankruptcy Code") as amended: Chapter 7 or Chapter 9 or Chapter 11 or Chapter 12 or Chapter 13) except that, in the case of a filing against Tenant of such a petition, such filing shall not be a default if the petition is dismissed or discharged on or before sixty (60) days after the filing thereof; the appointment of a trustee or receiver to take possession of all or substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within sixty (60) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within sixty (60) days. Unless Landlord's express written consent thereto is first obtained, in no event shall this Lease, or any interest herein or hereunder or any estate created hereby, be assigned or assignable by operation of law or by, in or under voluntary or involuntary bankruptcy liquidation or reorganization proceedings or otherwise and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy liquidation or reorganization proceedings. Any purported assignment or transfer in violation of the provisions of this subparagraph (iv) shall constitute a material default and breach of this Lease by Tenant and in connection with any such default and breach Landlord shall have the rights and remedies described in subparagraph (b) below, including, without limitation, the election to terminate this



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         Lease. As used in this subparagraph (iv) the words "bankruptcy liquidation or reorganization proceedings" shall include any proceedings under any law relating to bankruptcy whether now existing or hereafter enacted (including, without limitation, proceedings under any one or more of the Bankruptcy Code as amended: Chapter 7 or Chapter 9 or Chapter 11 or Chapter 12 or Chapter 13).

         (b) REMEDIES.

                  (i) In the event of any default and breach by Tenant of any of its obligations under this Lease then this Lease shall continue in effect so long as Landlord does not expressly terminate Tenant's right to possession in any of the manners specified in this paragraph and Landlord may, at Landlord's option and without limiting Landlord in the exercise of any other rights or remedies which it may have by reason of such default and breach, exercise all of its rights and remedies hereunder, including, without limitation:

                           (A) The right to declare the Term ended and to
                  reenter the Premises and take possession thereof and remove all persons therefrom, and Tenant shall have no further claim in or to the Premises or under this Lease; or

                           (B) The right without declaring this Lease ended to
                  reenter the Premises, take possession thereof, remove all persons therefrom and occupy or lease the whole or any part thereof for and on account of Tenant and upon such terms and conditions and for such rent as Landlord may deem proper and to collect such rent or any other rent that may hereafter become payable and apply the same as provided in subparagraph
                  (ii) below; or

                           (C) The right, even though Landlord may have relet
                  the Premises or brought an action to collect Rent and other charges without terminating this Lease, to thereafter elect to terminate this Lease and all of the rights of Tenant in or to the Premises; or

                           (D) The right, without terminating this Lease, to
                  bring an action or actions to collect Rent and other charges hereunder which are from time to time past due and unpaid or to enforce any other provisions of this Lease imposing obligations on Tenant, it being understood that the bringing of any such action or actions shall not terminate this Lease unless written notice of termination is given.

                  (ii) Should Landlord relet the Premises under the provisions of subparagraph (b)(i)(B) above, Landlord may execute any lease either in its own name or in the name of Tenant, but Tenant hereunder shall have no right or authority whatever to collect any rent from the new tenant. The proceeds of any such reletting shall first be applied to the payment of the costs and expenses of reletting the Premises, including without limitation, reasonable brokerage commissions and alterations and repairs which Landlord, in its sole discretion, deems reasonably necessary and advisable and to the payment of reasonable attorneys' fees incurred by Landlord in connection with the Tenant's default, the retaking of the Premises and such reletting and, second, to the payment of any indebtedness, other than Rent, due hereunder, including, without limitation, storage charges owing from Tenant to Landlord. When such costs and expenses of reletting have been paid, and if there is no such indebtedness or such indebtedness has been paid, Tenant shall be entitled to a credit for the net amount of rental received from such reletting each month during the unexpired balance of the Term, and Tenant shall pay Landlord monthly on the first day of each month as specified herein such sums as may be required to make up the rentals provided for in this Lease. Nothing contained herein shall be construed as obligating Landlord to relet the whole or any part of the Premises.

                  (iii) Should Landlord elect to terminate this Lease under the provisions of subparagraphs (b)(i)(A) or (C) above, Landlord shall be entitled to recover immediately


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




         17.(b)(ii) If Landlord extends the lease term of the new Tenant past the current Tenant's expiration, then the re-lease costs will be prorated according to the existing and new lease terms.


                                      l7(a)
         from Tenant (in addition to any other amounts recoverable by Landlord as provided by law), the following amounts:

                           (A) The worth at the time of award of the unpaid rent
                  which had been earned at the time of termination;

                           (B) The worth at the time of award of the amount by
                  which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

                           (C) The worth at the time of award of the amount by
                  which the unpaid rent for the balance of the Term after the time of award exceeds the amount of fair rental value that Tenant proves could be reasonably avoided; and

                           (D) Any other amount necessary to compensate Landlord
                  for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom.

         For purposes of computing "the worth at the time of the award" of the amount specified in subparagraph (b)(iii)(C) above, such amount shall be discounted at the discount rate of the Federal Reserve Bank of San Francisco at the time of award. For purposes of computing "the worth at the time of the award" under subparagraphs (b)(iii)(A) and (b)(iii)(B) above, an interest rate of ten percent (10%) per annum shall be utilized.

                  (iv) If Landlord shall elect to reenter the Premises as provided above, Landlord shall not be liable for damages by reason of any reentry, unless caused by Landlord's gross negligence Tenant hereby waives all claims and demands against Landlord for damages or loss arising out of or in connection with any reentering and taking possession of the Premises and waives all claims for damages or loss arising out of or in connection with any destruction of or damage to the Premises, or for any loss of property belonging to Tenant or to any other person, firm or corporation which may be in or upon the Premises at the time of such reentry.

                  (v) Landlord shall not be deemed to have terminated this Lease, Tenant's right to possession of the Premises or the liability of Tenant to pay Rent thereafter to accrue or its liability for damages under any of the provisions hereof by any reentry hereunder or by any action in unlawful detainer or otherwise to obtain possession of the Premises, unless Landlord shall notify Tenant in writing that Landlord has so elected to terminate this Lease. Tenant agrees that the service by Landlord of any notice pursuant to the unlawful detainer statutes or comparable statutes of the state or locality in which the Premises are located and the surrender of possession pursuant to such notice shall not (unless Landlord elects to the contrary at the time of or at any time subsequent to the service of such notice and such election shall be evidenced by a written notice to Tenant) be deemed to be a termination of this Lease or of Tenant's obligations hereunder. No reentry or reletting under this paragraph shall be deemed to constitute a surrender or termination of this Lease, or of any of the rights, options, elections, powers and remedies reserved by Landlord hereunder, or a release of Tenant from any of its obligations hereunder, unless Landlord shall specifically notify Tenant, in writing, to that effect. No such reletting shall preclude Landlord from thereafter at any time terminating this Lease as herein provided.

                  (vi) All fixtures, furnishings, goods, equipment, chattels or other personal property of Tenant remaining on the Premises at the time that Landlord takes possession thereof may at Landlord's election be stored at Tenant's expense or sold or otherwise disposed of by Landlord in any manner permitted by applicable law, up to the amount owed to Landlord by Tenant.

                  (vii) All rights, options, elections, powers and remedies of Landlord under the provisions of this Lease are cumulative of each other and of every other right, option,


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

         election, power or remedy which Landlord may otherwise have at law or in equity and all or any of which Landlord is hereby authorized to exercise. The exercise of one or more rights, options, elections, powers or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies Landlord may have upon a breach and default under this Lease and shall not be deemed to be a waiver of Landlord's rights or remedies thereupon or to be a release of Tenant from Tenant's obligations thereon unless such waiver or release is expressed in writing and signed by Landlord.

         (c) LATE CHARGES. Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

         (d) PAYMENT OR PERFORMANCE BY LANDLORD. Landlord may, at Landlord's option and without any obligation to do so, pay any sum or do any act which Tenant has failed to pay or do at the time Tenant was obligated to make such payment or perform such act and Landlord shall be entitled to recover from Tenant, upon demand, all sums expended by Landlord in making such payment or performing such act, together with interest thereon at the rate provided in subparagraph 18(d) from the date of expenditure until repaid by Tenant. Such sum and interest shall be deemed additional rent under this Lease.

         18. MISCELLANEOUS. (a) ESTOPPEL CERTIFICATE.

                  (i) Tenant shall at any time upon not less than ten (10) business days prior written notice from Landlord execute, acknowledge, and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the Rent and other charges are paid in advance, if any, and acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any person to whom it shall be delivered by Landlord including any prospective purchaser or encumbrancer of the Premises, the Building, the Property, or any part thereof.

                  (ii) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord; that there are no uncured defaults in Landlord's performance; and that not more than one month's Rent has been paid in advance.

                  (iii) If Landlord desires to finance or refinance the Premises, the Building, the Property, or any part thereof, Tenant hereby agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. Such statements shall include the past one or more years financial statements of Tenant.


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


         All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth.

         (b) LANDLORD'S LIABILITY. The term "Landlord" as used. herein shall mean only the owner or owners at the time in question of the fee title (or the lessee's interest in any ground or master lease) to the Premises and in the event of any transfer of such title, Landlord herein named (and in case of any subsequent transfers, the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer in which Tenant has an interest shall be delivered to the grantee, The obligations contained in this Lease to be performed by Landlord shall, subject as aforesaid, be binding on Landlord's successors and assigns only during their respective periods of ownership.

         (c) CONSTRUCTION. Paragraph captions are solely for the convenience of the parties and shall not be deemed to or be used to define, construe, or limit the terms hereof. As used in this Lease, the masculine, feminine and neuter genders shall be deemed to include the others, and the singular number shall be deemed to include the plural, whenever the context so requires. The invalidity of any provisions of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof. This Lease shall be governed by the laws of the state in which the Premises are located.

         (d) INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Landlord not paid when due shall bear interest at the lesser of (i) eighteen percent (18%) per annum or (ii) the maximum rate permitted by law, from the date due until the date such amount is paid. Payment of such interest shall be made when such amount is paid. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

         (e) TIME OF ESSENCE. Time is of the essence of this Lease and all of the covenants and obligations hereof.

         (f) COUNTERPARTS. This Lease may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same Lease.

         (g) INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, which writing shall be signed by the parties in interest at the time of the modification.

         (h) NOTICES. Any notices, approvals, agreements, certificates, other documents or communications between the parties hereto required or permitted under this Lease shall be in writing. Any such communications shall be deemed to have been duly given or served if delivered in hand or forty-eight (48) hours after deposit in the United States mail, certified or registered, postage and fees prepaid, return receipt requested, addressed to the parties at the addresses set forth in paragraph 1 of this Lease. The address to which any such communications shall be sent may be changed by either party hereto from time to time by a notice mailed as aforesaid.

         (i) WAIVERS. No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of Rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent.


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
          (j) RECORDING. Tenant shall not record this Lease without Landlord's prior written consent and such recordation shall, at the option of Landlord, constitute a noncurable default of Tenant hereunder. Landlord and Tenant shall, upon the request of either party, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

         (k) HOLDING OVER. If Tenant remains in possession of the Premises or any part thereof after the expiration of the Term or sooner termination of this Lease with the express written consent of Landlord and without executing a new lease, such occupancy shall be construed as a tenancy from month-to-month at a rental equal to one hundred twenty-five percent (125%) of the last monthly Rent plus all other charges payable hereunder, and upon all the terms hereof insofar as the same are applicable to a month-to-month tenancy. Nothing contained in this subparagraph shall be construed to grant Tenant the right to holdover without the express written consent of Landlord.

         (l) COVENANTS AND CONDITIONS. Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

         (m) BINDING EFFECT. Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to the provision of subparagraph
(b) above, this Lease shall bind the parties and their personal representatives, successors and assigns.

         (n) SUBORDINATION.

                  (i) This Lease, at Landlord's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the Premises, the Building or the Property, or any part or parts thereof, and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. If any present or future mortgagee, trustee or ground lessor shall at any time elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and written notice of such election shall be given to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

                  (ii) Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within ten (10) business days after written demand, does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney in fact and in Tenant's name, place and stead, to do so.

         (o) ATTORNEYS' FEE. If either party brings an action to enforce the terms hereof or declare rights under this Lease, the prevailing party in the final adjudication of any such action, on trial or appeal, shall be entitled to its costs and expenses of suit, including, without limitation, its actual attorneys' fees, to be paid by the losing party as fixed by the court.

         (p) LANDLORD'S ACCESS. Landlord and Landlord's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers or lenders, and making such alterations, repairs, improvements or additions to the Premises or the improvements as Landlord may deem necessary or desirable. Landlord may at any time place on or about the Premises any ordinary "For Sale" signs and Landlord may at any time during the last one hundred twenty (120) days of the Term place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Tenant.

         (q) AUCTIONS. Tenant shall not conduct any auction on the Premises without Landlord's prior written consent.


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         (r) MERGER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies. During any period while Tenant is in default under this Lease, Landlord, in addition to any other rights and remedies it may have under this Lease, shall have the right to collect directly from any subtenant all rentals owing to Tenant under any subtenancy and to apply such rentals to any amounts owing to Landlord by Tenant and the payment of such amounts by the subtenant directly to Landlord shall not be a default under the subtenancy.

         (s) JOINT AND SEVERAL LIABILITY. Each party signing this Lease as Tenant shall be jointly and severally liable for the failure on the part of Tenant to pay any sums due under the terms of this Lease or for the breach by Tenant or any of the covenants or obligations of Tenant contained herein.

         (t) INDIVIDUAL LIABILITY. The obligations of Landlord or Tenant under this Lease do not constitute personal obligations of the individual partners, directors, officers, or shareholders of Landlord or Tenant and Landlord or Tenant shall look solely to the real estate that is the subject of this Lease and to no other assets of Landlord or Tenant for satisfaction of any liability in respect of this Lease and will not seek recourse against the individual partners, directors, officers or shareholders of Landlord or any of their personal assets for such satisfaction.

         (u) ATTORNMENT. Tenant shall, in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage or deed of trust made by the Landlord, its successors or assigns, encumbering the Premises, or any part thereof, or in the event of termination of the ground lease, if any, and if so requested, attorn to the purchaser upon such foreclosure or sale or upon any grant of a deed in lieu of foreclosure and shall recognize such purchaser as the Landlord under this Lease. If such purchaser honors lease and assumes liability for the security deposit.

         (v) LENDERS RIGHT TO CURE. Tenant agrees to give the holder of any mortgage or trust deed encumbering the Premises, by registered mail, a copy of any notice of default or nonperformance served upon Landlord, provided that prior to such notice, Tenant has been notified in writing (by way of Assignment of Rents and Leases or otherwise) of the address of such mortgagee or trust deed holder. Tenant further agrees that Landlord shall not be in default under this Lease unless (i) Tenant has given a written notice to Landlord stating that Landlord has failed to perform Landlord's obligations under this Lease and (ii) specifying with particularity the obligations which Landlord has failed to perform, and Landlord thereafter fails to perform any of its obligations so specified within a reasonable time after Landlord's receipt of such notice. If Landlord shall fail to cure such nonperformance in a timely manner, then such mortgagee or trust deed holder shall have an additional thirty (30) days within which to cure the default, or, if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days such mortgagee or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated by Tenant while such remedies arc being so diligently pursued.

         (w) REVISIONS TO LEASE. Tenant hereby agrees to make any reasonable revisions to this Lease which may be required in good faith by a bona fide construction, interim or permanent lender in connection with the financing of the Premises. Tenant agrees as long as the changes do not change the terms and conditions of the Lease.

         (x) ADMINISTRATIVE CHARGE. In addition to Fixed Rent, Adjustments and other charges hereunder, Tenant shall pay to Landlord an overall administrative charge of five percent (5%) of any charge which is Tenant's responsibility to pay, which Landlord pays on behalf of Tenant and for which Landlord subsequently bills Tenant.


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

         19. TOXIC MATERIALS. (a) DEFINITIONS.

                  (i) As used in this Lease, the term "Hazardous Material[s]" means any oil, flammable items, explosives, radioactive materials, hazardous or toxic substances, material or waste or related materials including, without limitation, any substances that pose a hazard to the Premises or to persons on or about the Premises and any substances defined as or included in the definition of "hazardous substance," "hazardous waste," "hazardous material," "toxic substance," "extremely hazardous waste," "restricted hazardous waste" or words of similar import, now or subsequently regulated in any way under applicable federal, state or local laws or regulations, including without limitation, petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia compounds and other chemical products, asbestos, PCBs, urea formaldehyde foam insulation, transformers or other equipment containing dielectric fluid, levels of polychlorinated biphenyls, or radon gas, and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons.

                  (ii) As used herein, the term "Environmental Law[s]" means any one or all of the following: the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C. Sections 9601 et seq.); the Resource Conservation and Recovery Act as amended (42 U.S.C. Sections 6901 et seq.); the Safe Drinking Water Act as amended (42 U.S.C. Sections 300f et seq.); the Clean Water Act as amended (33 U.S.C. Sections 1251 et seq.); the Clean Air Act as amended (42 U.S.C. Sections 7401 et seq.); the Toxic Substances Control Act as amended (15 U.S.C. Sections 136 et seq.); the Solid Waste Disposal Act as amended (42 U.S.C. Sections 3251 et seq.); the Hazardous Materials Transportation Act (49 U.S.C. Sections 1801 et seq.); the regulations promulgated under any of the foregoing; and all other laws, regulations, ordinances, standards, policies, and guidelines now in effect or hereinafter enacted by any governmental entity (whether local, state or federal) having jurisdiction or regulatory authority over the Premises or the Project or over activities conducted therein and which deal with the regulation or protection of human health, industrial hygiene or the environment, including the soil, subsurface soil, ambient air, groundwater, surface water, and land use.

                  (iii) As used herein, the term "Environmental Activity{ies]" means any generation, manufacture, production, pumping, bringing upon, use, storage, treatment, release, discharge, escaping, emitting, leaching, disposal or transportation of Hazardous Materials.

         (b) PROHIBITION ON HAZARDOUS MATERIALS. Except as specifically provided in subparagraph (c) below, Tenant shall not cause or permit any Environmental Activities in, on or about the Premises by Tenant or Tenant's agents, employees, contractors, assignees, sublessees or invitees (hereinafter cumulatively referred to as "Tenant's Agents") without the prior written consent of Landlord. Landlord shall be entitled to take into account such factors or facts as Landlord may reasonably determine to be relevant in determining whether to
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to Tenant's proposed Environmental Activity and Landlord may attach conditions to any such consent if such conditions are reasonably necessary to protect Landlord's interests in avoiding potential liability upon Landlord or damage to Landlord's property arising from any Environmental Activity by Tenant or Tenant's Agents. In no event shall Landlord be required to consent to the installation or use of any storage tanks on the Property.

         (c) EXCEPTION TO PROHIBITION. Notwithstanding the prohibition set forth in subparagraph (b) above, but subject to Tenant's covenant to comply with all Environmental Laws and with the other provisions of this paragraph 19, Tenant may bring upon, keep and use in the Premises (but not outside the Premises) (i) general office supplies typically used in an office or warehouse in the ordinary course of business, such as copier toner, liquid paper, glue, ink and janitorial supplies, so long as such supplies are used in the manner for which they were designed and in such amounts as may be normal for the business operations conducted by Tenant in the Premises, and (ii) those Hazardous Materials, if any, described on Exhibit D attached hereto and by this reference made a part hereof so long as Tenant has delivered to Landlord a description of the handling, storage, use and disposal procedures to be utilized by Tenant with respect thereto.

         (d) COMPLIANCE WITH ENVIRONMENTAL LAWS. Tenant shall keep and maintain the Premises in compliance with, and shall not cause or permit the Premises to be in violation of, any Environmental Laws. All Tenant's activities at the Premises shall be in accordance with all Environmental Laws. Additionally, Tenant shall obtain any and all necessary permits for Tenant's activities at the Premises. Tenant's obligations and liabilities under this paragraph 19 shall continue so long as Landlord bears any liability or responsibility under the Environmental Laws for any action that occurs on the Premises during the term of this Lease.

         (e) ENVIRONMENTAL NOTICES. Tenant shall immediately notify Landlord of, and upon Landlord's request shall provide Landlord with copies of, the following:

                  (i) Any correspondence, communication or notice, oral or written, to or from any governmental entity regarding the application of Environmental Laws to the Premises or Tenant's operations on the Premises including, without limitation, notices of violation, notices to comply and citations;

                  (ii) Any reports filed pursuant to any Environmental Law or self-reporting requirements;

                  (iii) Any permits and permit applications; and

                  (iv) Any change in Tenant's operations on the Premises that will change or has the potential to change Tenant's or Landlord's obligations or liabilities under Environmental Laws.

Tenant shall also notify the Landlord of the release of any Hazardous Material in, on, under, about or above the Premises, the Building, the Property or the Project.

         (f) ENVIRONMENTAL INDEMNITY. Tenant shall protect, indemnify, defend (with counsel satisfactory to Landlord) and hold harmless Landlord and its directors, officers, partners, employees, agents, lenders, and ground lessees, if any, and their respective successors and assigns for, from and against any and all losses, damages, claims, costs, expenses, penalties, fines and liabilities of any kind (including, without limitation, the cost of any investigation, remediation and cleanup, and attorneys' fees) which, in Landlord's reasonable opinion after reviewing an environment report are attributable to (i) any Environmental Activity on the Property or Project or in the Building or Premises undertaken or committed by Tenant or Tenant's Agents or caused by the negligence of such persons during the Term of this Lease, (ii) any remedial or clean-up work undertaken by or for Tenant in connection with Tenant's Environmental Activities or Tenant's compliance with Environmental Laws, or (iii) the breach by Tenant of any of its obligations and covenants set forth in this paragraph 19. Landlord shall have the right but not the obligation to join and participate in, and control, if it so elects, any legal proceedings initiated in connection with the


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

Environmental Activities of Tenant or Tenant's Agents. Landlord may also negotiate, defend, approve and appeal any action taken or issued by any applicable governmental authority with regard to contamination of the Premises or any portion of the Property or Project by a Hazardous Material. Any costs or expenses incurred by Landlord for which Tenant is responsible under this paragraph 19 or for which Tenant has indemnified Landlord shall be reimbursed by Tenant on demand, as additional rent and with interest thereon, as provided by subparagraph 17(d) of this Lease. This indemnity shall survive the termination of this Lease.

         (g) REMEDIAL WORK. If (i) any Environmental Activity undertaken by Tenant or Tenant's Agents results in contamination of the Premises, Building, Property or Project or any portion thereof, or the soil or groundwater thereunder, or (ii) any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature ("Remedial Work") is necessary or appropriate due to or in connection with Tenant's use or occupancy of the Premises, then, subject to Landlord's prior written approval and any conditions imposed by Landlord, Tenant shall promptly perform all Remedial Work, at Tenant's sole expense and without abatement of rent, as is necessary to return the affected portion of the Premises, Building, Property and/or Project and the soil and groundwater to the condition existing prior to the introduction of the contaminating Hazardous Material and to otherwise comply with all applicable Environmental Laws. Landlord's approval of such Remedial Work shall not be unreasonably withheld so long as such actions will not cause a material adverse effect on the Premises, Building, Property or Project after expiration of the Lease Term or any material adverse effect on the Premises, Building, Property or Project. Landlord shall also have the right to approve any and all contractors hired by Tenant to perform such Remedial Work. All such Remedial Work shall be performed in compliance with all applicable laws, ordinances and regulations and in such a manner as to minimize any interference with the use and enjoyment of the Premises, Building, Property and Project. All costs and expenses of such Remedial Work shall be paid by Tenant including, without limitation, the charges of such contractor(s), and the reasonable fees and costs of the attorneys and consultants for Landlord incurred in connection with monitoring or review of such Remedial Work.

         (h) LANDLORD'S OPTION. Landlord may elect, at Landlord's sole discretion, to perform any Remedial Work. Landlord and Landlord's agents shall have the right to enter the Premises at all reasonable times to inspect, monitor and/or perform Remedial Work. All expenses incurred by Landlord in connection with performing Remedial Work are payable by Tenant, upon Landlord's demand, with interest thereon, as provided by subparagraph 17(d).

         (i) INJUNCTIVE RELIEF. Tenant's failure to abide by the terms of this paragraph 19 shall be restrainable by injunction.

         (j) SELF-HELP. Landlord and/or Tenant shall have the right of "self-help" or similar remedy in order to minimize any damages, expenses, penalties and related fees or costs arising from or related to a violation of any Environmental Law with respect to the Premises or the Project.

         (k) OTHER TENANTS. Other tenants of the Project may be using, handling or storing certain Hazardous Materials in connection with such tenants' use of their premises. The failure of another tenant to comply with applicable laws and procedures could result in a release of Hazardous Materials and contamination to improvements within the Project or the soil and groundwater thereunder. In the event of such a release, the tenant responsible for the release, and not Landlord, shall be responsible for any claim, damage or expense incurred by Tenant by reason of such contamination and Tenant shall exhaust all its remedies against such other tenant without any right to seek any recovery against Landlord. Unless caused by Landlord's gross negligence.

         (l) ENVIRONMENTAL INSPECTION. Tenant shall, if reasonably required by Landlord on account of the activities or suspected activities of Tenant or Tenant's Agents, retain a recognized environmental consultant (the "Consultant") acceptable to Landlord to conduct an investigation of the Premises and of other portions of the Project deemed appropriate by Landlord ("Environmental Assessment") (i) for Hazardous Materials contamination in, about or beneath the Premises, the Building or the Project as a result of such activities and (ii) to assess all Environmental Activities of Tenant and Tenant's Agents on the Premises or the Project for


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

compliance with all applicable laws, ordinances and regulations and for the use of procedures intended to reasonably reduce the risk of a release of Hazardous Materials. The Environmental Assessment shall be performed in a manner reasonably calculated to discover the presence of Hazardous Materials contamination and shall be of a scope and intensity reflective of the general standards of professional environmental consultants who regularly provide environmental assessment services in connection with the transfer or leasing of real property. Additionally, the Environmental Assessment shall take into full consideration the past and present uses of the Property and Project and other factors unique to the Property and Project. If Landlord obtains the Environmental Assessment because of the activities of Tenant or Tenant's Agents, Tenant shall pay Landlord on demand the cost of the Environmental Assessment, with interest thereon, as additional rent and in accordance with subparagraph 17(d). If Landlord so requires, Tenant shall comply, at its sole cost and expense, with all recommendations contained in the Environmental Assessment, including any recommendation with respect to the precautions which should be taken with respect to Environmental Activities on the Premises or the Project or any recommendations for additional testing and studies to detect the presence of Hazardous Materials. Tenant covenants to reasonably cooperate with the Consultant and to allow entry and reasonable access to all portions of the Premises for the purpose of Consultant's investigation.

         (m) SURRENDER OF PREMISES - ENVIRONMENTAL CONSIDERATIONS. Prior to or after the expiration or termination of the Lease Term, Landlord may have an Environmental Assessment of the Property performed in accordance with subparagraph (l) above. Tenant shall perform, at its sole cost and expense, any Remedial Work recommended by the Consultant which is necessary to remove, mitigate or remediate any Hazardous Materials contamination of the Premises, Building, Property or Project in connection with any Environmental Activities of Tenant or Tenant's Agents. Prior to surrendering possession of the Premises, Tenant shall also, unless otherwise directed by Landlord, remove any personal property, equipment, fixture (except for any fixture installed by Landlord) and/or storage device or vessel on or about the Premises, Building, Property and/or Project which is contaminated by or contains Hazardous Materials as a result of the activities of Tenant or Tenant's Agents and repair all damage to the Premises, the Building and the Project caused by such removal.


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In addition to the above terms and conditions, the following also applies:



20. The only Broker recognized by all parties to this lease agreement is CB Commercial.

21. The Landlord will not lease to another Call Center in Metro Business Park Phase I as long as the Tenant is not in default of their lease agreement.

22. QUIET ENJOYMENT. Landlord covenants that on or before the commencement date it will have good title to the Premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this tease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. Landlord represents that it has the authority to enter into this Lease and that so long as Tenant pays all amounts due hereunder and performs all other covenants and agreements herein set forth, Tenant shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and Provisions of this Lease.

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                                     26(a)

IN WITNESS WHEREOF, the undersigned have executed this Lease as of the date and year first above written.




      "LANDLORD"                                      "TENANT"

      EastGroup Properties,                          ANASAZI, Inc.,
      A Maryland Real Estate Investment Trust        A Delaware Corporation

      BY: /s/ MARSHALL [ILLEGIBLE]                   BY: /s/ [ILLEGIBLE]
         ----------------------------                   ------------------------

      IT'S: Vice President                           IT'S: President & Coo
           --------------------------                     ----------------------

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

TENANT ACKNOWLEDGMENTS:

CORPORATE

STATE OF Arizona       )
                       ) ss.
County of [ILLEGIBLE]  )

         On this the 11th day of February 1997, before me, the undersigned Notary Public, personally appeared [ILLEGIBLE], who acknowledged himself to be the President of Anasazi Inc., a corporation, and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation, by himself as such officer.

         IN WITNESS WHEREOF, I and hereunto set my hand and official seal.



                                                       /s/ [ILLEGIBLE]
                                                       -------------------------
                                                       Notary Public


         My Commission Expires:

                6-24-97
         ----------------------

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
                                   EXHIBIT A

                                  THE PREMISES


The Premises is approximately 27,681 square feet of building A of Metro Business Park Phase I Located at 11048 N. 23rd.., Phoenix AZ 85029.


               PREMISES




                                 [HEWSON LOGO]






                                  [FLOOR PLAN]






                             [METRO BUSINESS PARK]


                                   [PHASE I]






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                                   EXHIBIT B

                               PRELIMINARY PLANS


Tenant is to Lease suites A-104 (13,200 square feet), Suite A-103 (5,881 square feet) and Suite A-102 (8,600 square feet) in "AS IS" condition. Tenant will build out the suite to Hewson Properties, Inc. building standards and as per Exhibit B(a) which is attached.


               PREMISES



                          Metro Business Park Phase I
                  11048 N. 23rd avenue - Suite A-104 - Phoenix
    13,000 Rentable sq. ft. - Offices. 2,696 sq. ft. = 21%-SCALE-1/16"=1'-0"





                                  [FLOOR PLAN]



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                                  EXHIBIT B(a)




                                  [FLOOR PLAN]



                                    ANASAZI
                              METRO BUSINESS PARK
                              11048 NORTH 23rd AVE
                                PHOENIX, ARIZONA






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                                    EXHIBIT D

                               HAZARDOUS MATERIAL

                                     "NONE"




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

                                  EXHIBIT E


                           OPTION TO EXTEND LEASE TERM


Provided that at the time of exercise Tenant is not and had not been in default under any term or provision of this Lease, then, upon the expiration of the original term hereof, Tenant shall have the option to extend the term of this Lease for an additional period of [See Below] years, ("the Extended Term") upon the same terms and conditions set forth herein, so far as applicable, except that Tenant shall have no further allowance for Tenant Improvements, no additional option to extend the term hereof, and that rent for the option period shall be ninety-five percent (95%) of market rent for a similar lease transaction, adjusted, if appropriate, over the duration of the option term, that would be charged for a comparable property in the general geographical area in which the leased premises are located.

In the event the Tenant wishes to exercise this option to extend the term of the Lease, Tenant shall give Landlord written notice of such election between 270 and 180 days prior to expiration of the original term. Upon receipt of that notice, Landlord and Tenant shall attempt to determine the rental rate for the Extended Term. In determining the rental rate for the Extended Term at the time of exercise of the option, Landlord within five (5) business days of the notice of exercise, shall present Tenant in writing with its lease terms for the Extended Term, including the proposed rental rate. Within ten (10) business days thereafter, Tenant shall either accept the rental rate proposed by the Landlord, or shall present Landlord in writing with its proposed rental rate. Within five
(5) business days thereafter, Landlord shall either accept that rate, or notify Tenant that the proposed rate is unacceptable. In the latter case, Landlord and Tenant shall present the issue of rental rate to an appraiser or other third party chosen by the Landlord and agreeable to the Tenant ("the Appraiser") for determination. In making the determination of rental rate, the Appraiser shall consider all relevant terms of the Lease proposed for the Extended Term, and shall make a determination of the rental rate for comparable space in the general geographic area of the Project for the proposed lease transaction. The determination of the Appraiser of the rental rate shall be binding on both parties for the lease for the Extended Term. The determination of the Appraiser shall be made within thirty (30) days of the date of submission of the issue to him.

At such time as Landlord and Tenant have agreed upon the terms of the Lease for the Extended Term, including the rental rate, whether with or without the services of the Appraiser, then the Landlord will prepare a Lease Amendment extending the term of this Lease consistent with this provision, which both parties shall execute.

If Tenant shall fail to deliver to Landlord written notice of its election to exercise this option between 270 and 180 days prior to expiration of the original term, then this option shall expire and be of no further force or effect.

9/29/93

Tenant shall have three (3) one (1) year options to renew the lease.

Those options will be as follows:


A104 & A102 Three One year options:  From 04/01/00 - 03/31/01
                                          04/01/01 - 11/30/01
                                          12/01/01 - 12/31/02

A101 & A103 One One (1) year option: From 12/01/01 - 12/31/02


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                                    EXHIBIT F
                             RIGHT OF FIRST REFUSAL


Provided that at the time of exercise Tenant is not and had not been in default under any term or provision of this Lease, then, during the original term of this Lease, Tenant shall have the right of first refusal to lease that certain additional space in the Project consisting of approximately 7,519 square feet and described as Suite A-100, as outlined on the floor plan attached hereto as "Exhibit" ("the Additional Space"). In the event that Landlord shall receive a bona fide offer, as hereinafter defined, from a third party or entity to lease all or a portion of the Additional Space at any time during the original term of the Lease, which offer Landlord desires to accept, Landlord shall promptly give Tenant written notice of such offer, which notice shall describe all of the provisions thereof. Within (5) five business days of the date of mailing of that notice, Tenant shall give Landlord written notice of its election to lease that portion of the Additional Space referred to in the offer, at the rental rate and upon all other terms and conditions described in the offer, and subject to all other terms and conditions of this Lease, as applicable. If the offer is for space in the Project greater than the Additional Space, but encompassing the Additional Space, then, in exercising this right, Tenant must lease the entire space subject to the offer, not only the Additional Space.

If Landlord fails to receive written notice of Tenant's election to lease the space as set forth in the offer within such 5-business day period, then Landlord may proceed to lease to the third party the Additional Space as set forth in the offer, and Tenant's rights as set forth in this Section shall expire and be of no force and effect through the Lease term.

It Landlord receives written notice of Tenant's agreement to lease the space referred to in the offer within that period, then Landlord and Tenant shall enter into a Lease Amendment evidencing the lease of that space to Tenant upon the terms and conditions of the offer, and subject to all other provisions of the Lease, as applicable, and that space referred to in the offer shall be included in the leased premises and leased to Tenant.

For purposes of this Section, the term "bona fide offer" shall mean an offer in writing from a third person or entity, executed by such third person or a representative of the entity, setting forth the basic provisions of the offered Lease.



9/29/93

EXHIBIT F. RIGHT OF FIRST REFUSAL. This Right of First Refusal will continue through the term of this Lease and any renewal option periods.

Notice may also be given by fax but only if it is followed by a confirmation of receipt phone call.

If Landlord does not lease it's space to the third (3rd) party related to this Right of First Refusal, then the Tenant's Right of First Refusal will be restored, only through March 31, 2000.

The term of the Right of First Refusal space shall be coterminius with the rest of the Tenant's lease.

                                                                       Please
                                                                       Initial:

                                                                       /s/ A

                                                                       /s/ CM



                                      34(a)

                                    EXHIBIT G

       Tenant has the Right Of First Refusal for the indicated 7,519 square feet

                                   [FLOOR PLAN]


                                                                     Please
                                                                    Initial:

                                                                    /s/ A

                                                                    /s/ CM

                            FIRST AMENDMENT TO LEASE


That certain lease dated January 31, 1997 by and between EastGroup Properties, Landlord, and Anasazi, Inc., Tenant, for the premises located at 11048 N 23rd Avenue, Building C, Suite 102, 103, 104, is amended this 7th day of August, 1997 solely as hereinafter described.

Effective the 15th day of August, 1997, the clauses below are substituted for like numbered clauses in the Lease agreement.

1(b) Street Address of Premises:
                  11048 N. 23rd Avenue, Suites A102--A104
                  Phoenix, AZ 85029

                  11226 N. 23rd Avenue, Suite B101
                  Phoenix, AZ 85029

1(d) Approximate Square Footage of Premises:
                  A104 -- 13,200 sf
                  A103 --  5,881 sf
                  A102 --  8,600 sf
                  B101 -- 13,063 sf

1(h) Term:
                  A104        2/15/97 --  3/31/00
                  A102        4/01/97 --  3/31/00
                  A103        4/01/97 -- 11/30/01
                  B101       10/15/97 -- 12/31/02

1(i) Scheduled Commencement Date:
                  A104        2/15/97
                  A102        4/01/97
                  A103        4/01/97
                  B101       10/15/97 or the date premises is ready for
                                      occupancy.

1(j) Fixed Rent:
         2/15/97 --  3/31/97 $10,031.98/NNN/Month (A104)
        10/15/97 --  3/31/00 $18,000.00/NNN/Month (A104, A103, A102)
        10/15/97 --  3/31/00 $12,390.67/NNN/Month (B101)
         4/01/00 --  4/30/00 $ 3,234.55/NNN/Month (A103)
         4/01/00 --  4/30/00 $12,390.67/NNN/Month (B101)
         5/01/00 -- 11/30/01 $ 3,234.55/NNN/Month (A103)
         5/01/00 -- 11/30/01 $14,219.49/NNN/Month (B101)
        12/01/01 -- 12/31/02 $14,219.49/NNN/Month (B101)

1(1) Security Deposit:
         2/15/97 -- 10/14/97 $ 27,000.00  Cash (paid 2/97)
        10/15/97 -- 10/31/98 $100,000.00  Letter of Credit (due at
                             the signing of Amendment) and
                             $ 27,000.00  Cash (paid 2/97)
        11/01/98 -- 12/31/02 $ 47,000.00* Cash ($27,000 paid 2/97)


  * Landlord will review the Tenant's most recent financial statements and in Landlord's sole discretion will make the decision regarding the adequacy of such information on or before 11/01/98 with the Landlord to determine whether or not to waive the additional $20,000 Security Deposit due 11/1/98.

1(0) Tenant's share of Operating Expenses, Insurance Expenses and Property
     Taxes:
                  Project:          40.61%
                  Building B:       37.11%
                  Building A:       78.64%

Exhibit A

          The Premises are approximately 40,744 square feet and are located at 11048 and 11226 North 23rd Avenue.


                                                                     Please
                                                                    Initial:

                                                                 /s/ [ILLEGIBLE]

                                                                 /s/ [ILLEGIBLE]

Exhibit B

         Suite A104, A103 and A102 were taken in "As Is" condition. Landlord will provide an allowance not to exceed $250,000 for Tenant Improvements for suite B101 including, architectural, engineering, and city permits, cabling, and wiring. Excess Tenant Improvement monies will be put in reserve for future use. All Tenant Improvements dollars will be paid upon receipt of a certificate of completion from the Architect along with all lien waivers from the contractor and subcontractors.

Exhibit E

         Along with existing options to extend Leases Tenant also has the option to renew all suites for a three year term at market rate after the current Options to Extend. Subject to the same notice provisions as Exhibit E of the lease dated January 31, 1997.

Exhibit H:

         Landlord gives Tenant, the Right to Cancel the lease for Suite B101 only on 3/31/00 with one hundred and eighty (180) days written notice to Landlord and a buy-out amount of $230,l5l.06 to be paid in full on 3/31/00.

EXHIBIT I:

         Landlord will provide fifty (50) reserved parking spaces in accordance with Exhibit I, in addition to the one hundred (100) spaces provided in the lease dated January 31, 1997.

All other terms and conditions of said Lease shall remain in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first written above.


"Landlord"                             "Tenant"

EastGroup Properties                   ANASAZI, INC.
a Maryland Real Estate                 a Delaware corporation
Investment Trust
                                       BY: /s/ [ILLEGIBLE]
BY: /s/ MARSHALL LOEB                     ---------------------------
   --------------------------
      Marshall Loeb                    IT'S: President & COO
IT'S: Vice President                        -------------------------



                                                                       Please
                                                                       Initial:

                                                                       /s/ A

                                                                       /s/ CM

                                    Exhibit I

                                Parking Schedule

                                   [GRAPHIC]



                                                                       Please
                                                                       Initial:

                                                                       /s/ A

                                                                       /s/ CM

                             RIGHT OF FIRST REFUSAL



Provided that at the time of exercise Tenant is not and had not been in default under any term or provision of this Lease, then, during the original term of this Lease, Tenant shall have the right of first refusal to lease that certain additional space as soon as it is vacated by AT&T in the Project consisting of approximately 8,860 square feet and described as Suite B102, as outlined on the floor plan attached hereto as "Exhibit I" ("the Additional Space"). In the event that Landlord shall receive a bona fide offer, as hereinafter defined, from a third party or entity to lease all or a portion of the Additional Space at any time during the original term of the Lease, which offer Landlord desires to accept, Landlord shall promptly give Tenant written notice of such offer, which notice shall describe all of the provisions thereof. Within (5) five business days of the date of mailing of that notice, Tenant shall give Landlord written notice of its election to lease that portion of the Additional Space referred to in the offer, at the rental rate and upon all other terms and conditions described in the offer, and subject to all other terms and conditions of this Lease, as applicable. If the offer is for space in the Project greater than the Additional Space, but encompassing the Additional Space, then, in exercising this right, Tenant must lease the entire space subject, to the offer, not only the Additional Space.

If Landlord fails to receive written notice of Tenant's election to lease the space as set forth in the offer within such 5-business day period, then Landlord may proceed to lease to the third party the Additional Space as set forth in the offer, and Tenant's rights as set forth in this Section shall expire and be of no force and effect through the Lease term.

If Landlord receives written notice of Tenant's agreement to lease the space referred to in the offer within that period, then Landlord and Tenant shall enter into a Lease Amendment evidencing the lease of that space to Tenant upon the terms and conditions of the offer, and subject to all other provisions [ILLEGIBLE] applicable, and that [ILLEGIBLE]

                                   Exhibit "J"

                             Right of First Refusal

The premises is are located at 11226 N. 23rd Avenue, Suite B-102, Phoenix, Arizona 85029.

                                   [FLOOR PLAN]


                                                                       Please
                                                                       Initial:

                                                                 /s/ [ILLEGIBLE]

                                                                 /s/ [ILLEGIBLE]

                            SECOND AMENDMENT TO LEASE


That certain lease dated January 31, 1997 by and between EastGroup Properties, Landlord, and Anasazi, Inc., Tenant, for the premises located at 11048 & 11226
N. 23rd Avenue Building A & B, Suite A104, A103, A102, B101, is amended this 1st day of November, 1997 solely as hereinafter described.

Effective the 1st day of November, 1997, the clauses below are substituted for like numbered clauses in the Lease agreement.


1(h) Term:
                  A104     02/15/97 - 03/31/00
                  A102     04/01/97 - 03/31/00
                  A103     04/01/97 - 11/30/01
                  B101     11/10/97 - 12/31/02

1(i) Scheduled Commencement Date:

                  A104     02/15/97
                  A102     04/01/97
                  A103     04/01/97
                  B101     11/10/97

1(j) Fixed Rent

02/15/97 - 03/31/97 @ $10,031.98/NNN/Month* (A104)
04/01/97 - 03/31/00 @ $18,000.00/NNN/Month* (A104, A103, A102)
11/10/97 - 03/31/00 @ $12,390.67/NNN/Month* (B101)
04/01/00 - 04/30/00 @ $ 3,234.55/NNN/Month* (A103)
04/01/00 - 04/30/00 @ $12,390.67/NNN/Month  (B101)
05/01/00 - 11/30/01 @ $ 3,234.55/NNN/Month* (A103)
05/01/00 - 11/30/01 @ $14,219.49/NNN/Month* (B101)
12/01/01 - 12/31/02 @ $14,219.49/NNN/Month* (B101)

*Plus applicable rental taxes.

All other terms and conditions of said Lease shall remain in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first written above.

"LANDLORD"                                  "TENANT"

EastGroup Properties                        Anasazi, Inc.
a Maryland Real Estate Investment Trust     a Delaware corporation

BY: /s/ MARSHALL LOEB                       By: /s/ [ILLEGIBLE]
   ------------------                          -----------------
Its: Vice President                         Its: [ILLEGIBLE]
                                                ----------------

[PEGASUS SOLUTIONS LETTERHEAD]


September 27, 2000
                                 CERTIFIED MAIL
Mr. William D. Petsas
Senior Vice President
EastGroup Properties
1553 West Todd Drive, Suite 203
Tempe, AZ 85283

RE: NOTICE TO EXERCISE OPTION TO RENEW
    SUITES A-102 AND A-104
    SECOND NOTICE

Dear Mr. Petsas:

On September 6, 2000, our agent, Chuck Nixon of CB Richard Ellis, sent to Ms. Cathleen Yeager, via certified mail, Notice To Exercise Option to Renew for the period 4/1/01-11/30/01, pursuant to Exhibit "E" of the Lease dated January 31, 1997 between Pegasus Solutions Companies, formerly REZsolutions, Inc., formerly Anasazi Inc. ("Tenant") and EastGroup Properties ("Landlord") and amended by the First Amendment To Lease dated August 7, 1997 and further amended by the Second Amendment dated November 1, 1997, and Third Amendment dated November 2, 1999. This Notice, a copy of which is attached, was received at your offices at 1533 West Todd, Suite 203, Tempe, Arizona 85283 on September 8, 2000, and was signed for by one of your employees.

In addition, you have had conversations concerning this renewal with our agent, Chuck Nixon, both prior to and subsequent to receipt of the Notice to Exercise.

Per Exhibit E of the Lease, "Landlord, within five (5) business days of the notice of exercise, shall present Tenant in writing with its lease terms for the Extended Term, including the proposed rental rate". As of the date of this letter, approximately thirteen (13) business days have expired, and EastGroup has failed to provide Tenant or its agent with Landlord's terms, as required by the lease.

Please be aware that Tenant fully intends to exercise its renewal option for the period 4/1/01-11/30/01, and that Tenant hereby certifies that it has not waived any of its rights as a result of Landlord's failure to comply with the terms of Exhibit "E" of the Lease.

Sincerely,

/s/ STEVE GREENSPAN

Steve Greenspan
Director of Facilities

[PEGASUS SOLUTIONS LETTERHEAD]

Cc: Chuck Nixon -- CB Richard Ellis
    Cathleen Yeager -- EastGroup Properties (certified mail)

[PEGASUS SOLUTIONS LETTERHEAD]


September 6,2000

                                 CERTIFIED MAIL

Ms. Cathleen Yeager
Property Manager
EastGroup Properties
1553 West Todd, Suite 203
Tempe, Arizona 85283

RE:      NOTICE TO EXERCISE OPTION TO RENEW
         SUITES A-102 AND A-104

Dear Cathleen:

This letter serves as official notice for Pegasus Solutions Companies, formerly Rezsolutions, Inc., formerly Anasazi Inc., to exercise its option to renew the Lease for Suites A-102 and A-104, located at 11048 North 23rd Avenue, Phoenix, Arizona 85029. This notice is provided pursuant to the agreed-upon terms, as outlined in Exhibit "E" of the Lease dated January 31, 1997, between Anasazi Inc. ("Tenant") and EastGroup Properties ("Landlord") and amended by the First Amendment To Lease dated August 7, 1997 and further amended by the Second Amendment dated November 1, 1997, and Third Amendment dated November 2, 1999.

Pursuant to Exhibit "E", Landlord has five (5) business days from receipt of this notice to provide Tenant with its offer for the Extended Term.

Pursuant to Exhibit "E", the Extended Term shall be for a period of eight (8) months, starting April 1, 2001 and ending November 30, 2001. Landlord's offer should include a three percent (3%) commission paid by Landlord to Tenant's broker, CB Richard Ellis.

Sincerely,

/s/ CHUCK NIXON

Chuck Nixon
First Vice President
Corporate Services
602-735-5653

CN/pe

cc:      Steve Greenspan -- Pegasus Solutions

                            THIRD AMENDMENT TO LEASE

That certain lease dated the 31st day of January 1997, by and between EASTGROUP PROPERTIES, L.P., A DELAWARE LIMITED PARTNERSHIP, Landlord, and ANASAZI, INC., A DELAWARE CORPORATION, NOW KNOWN AS REZSOLUTIONS, INC., Tenant, for the premises located at 11048 N. 23rd AVENUE, SUITES A102 AND A104, PHOENIX, ARIZONA, is amended this 2ND DAY OF NOVEMBER 1999 as hereinafter described.

Effective the 2ND DAY OF NOVEMBER 1999, the Clauses below are substituted for like numbered clauses in the Lease Agreement.

1.(d) APPROXIMATE SQUARE FOOTAGE OF PREMISES (PARAGRAPH 2): For Suites A102 and A104 consisting of approximately 21,800 square feet.


1.(h) TERM (PARAGRAPH 4): For Suites A102 and A104, April 1, 2000 through March 31, 2001.


1.(i)    SCHEDULED COMMENCEMENT DATE FOR A102 AND A104: April 1, 2000.


1.(j) FIXED RENT (SUBPARAGRAPH 5(a)): For Suites A102 and A104, the rental rate will be $15,696.00 per month plus applicable rental taxes, exclusive of all operating expenses including, but not limited to, all common area charges, property taxes and insurance.


All other terms and conditions of said Lease shall remain in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first written above.


LANDLORD: EastGroup Properties, L.P.,       TENANT: REZsolutions, Inc., formerly
          a Delaware limited partnership            Anasazi, Inc.,
                                                    a Delaware Corporation

X /s/ MARSHALL LOEB                         X /s/ MAC HIGHET
 ---------------------------------------     -----------------------------------
By: Marshall Loeb                           By: Mac Highet
Its: Senior Vice President                  Its: President & CEO
Date: 11-18-99                              Date: 11/10/99